Exhibit 99.6

HAMMERHEAD RESOURCES INC.

Evaluation of Petroleum Reserves

Based on Constant Prices and Costs

As of December 31, 2021

HAMMERHEAD RESOURCES INC.

Evaluation of Petroleum Reserves

Based on Constant Prices and Costs

As of December 31, 2021

Prepared For:

Hammerhead Resources Inc.

2700, 525 – 8th Avenue SW

Calgary, Alberta

T2P 3G6

Prepared By:

McDaniel & Associates Consultants Ltd.

2000, 525 – 8th Avenue SW

Eighth Avenue Place, East Tower

Calgary, Alberta

T2P 1G1

September 2022

HAMMERHEAD RESOURCES INC.

TABLE OF CONTENTS

Covering Letter

Certificates of Qualification

Summary

Total Company Reserves and Net Present Value	Table A

Figures

Property Location Map

Company Share Sales Volumes

Cash Flow Summary

Reserves Distribution by Reserves Class and Product

Reserves and Net Present Value Distribution for Properties

F1 Summary

F1 Summary Tables

Summary of Oil and Gas Reserves	Table F1-1

Summary of Net Present Value of Future Net Revenue	Table F1-2

Total Future Net Revenue (Undiscounted)	Table F1-3

Future Net Revenue by Product Type	Table F1-4

Future Capital, Abandonment, Decommissioning and Reclamation Costs	Table F1-5

Summary of Price Forecasts

Evaluation Methodology

APPENDIX 1 Total Proved Reserves

Forecast of Production and Revenue Before Tax – Company Share	Table 1

Reserves and Net Present Value by Property	Table 2

APPENDIX 2 Proved Developed Producing Reserves

Forecast of Production and Revenue Before Tax – Company Share	Table 1

Reserves and Net Present Value by Property	Table 2

APPENDIX 3 Proved Undeveloped Reserves

Forecast of Production and Revenue Before Tax – Company Share	Table 1

Reserves and Net Present Value by Property	Table 2

APPENDIX 4 Summary of Reserve Estimates

Summary of Reserve Estimates	Reserve Estimates

APPENDIX 5 Company Interest Data

List of Interests and Burdens	Interest

September 9, 2022

Hammerhead Resources Inc.

2700, 525 – 8th Avenue SW

Calgary, Alberta

T2P 1G1

Attention:	Mr. Scott W. Sobie, President and Chief Executive Officer

Reference:	Hammerhead Resources Inc.
Evaluation of Petroleum Reserves
Constant Prices and Costs

Dear Sir:

Pursuant to your request, we have prepared an evaluation of the proved petroleum reserves and the net present values of these reserves for the petroleum interests of Hammerhead Resources Inc., hereinafter referred to as the “Company”, as of December 31, 2021. The reserves estimates and future net revenue forecasts have been prepared and presented in accordance with U.S. Securities Exchange Commission (SEC) standards. The completion date of our report is September 9, 2022. This report was prepared in accordance with guidelines specified in Item 1202(a)(8) of Regulation S-K and is to be used for inclusion in certain filings of the SEC.

The future net revenues and net present values presented in this report were calculated using constant prices and costs based on the average first-day-of-the-month petroleum product prices for the 12 months of 2021 with no inflation of operating or capital costs and were presented in Canadian dollars. All of the future net revenues and net present value estimates in this report are presented before income taxes. The future net revenues presented in this report may not necessarily represent the fair market value of the reserves estimates.

The properties evaluated in this report were indicated to include 100% of the Company’s petroleum interests in Canada. The Company’s principal crude oil properties are located in the Karr and Gold Creek areas in the Province of Alberta.

2000, Eighth Avenue Place, East Tower, 525 – 8 Avenue SW, Calgary AB T2P 1G1 Tel: (403) 262-5506 Fax: (403) 233-2744

Hammerhead Resources Inc. Constant Prices and Costs	Page 2 September 9, 2022

The Company’s share of remaining reserves and net present values are presented on a total Company basis in the summary section of this report. The location of the Company’s properties and a summary of the forecast production, net revenue and reserves distributions are presented graphically in the summary section. Tables summarizing the reserves, production and revenues for the various reserves classes are presented in Appendices 1 to 4. A summary of the Company’s interests and burdens in each property is presented in Appendix 5. Discussions of the assumptions and methodology employed to prepare the reserves estimates and future revenue forecasts are also contained in the “Evaluation Methodology” section.

In preparing this report, we relied upon factual information including ownership, technical well data, production, prices, revenues, operating costs, capital costs, contracts, and other relevant data from public sources as well as non-public data supplied by the Company. The extent and character of all factual information supplied by the Company were relied upon by us in preparing this report and has been accepted as represented without independent verification. We have relied upon representations made by the Company as to the completeness and accuracy of the data provided and that no material changes in the performance of the properties has occurred nor is expected to occur, from that which was projected in this report, between the date that the data was obtained for this evaluation and the date of this report, and that no new data has come to light that may result in a material change to the evaluation of the reserves presented in this report.

The reserves estimates presented in this report were prepared on the basis of an overall evaluation of the reserves of the Company. Individual property reserves estimates may not reflect the same confidence level as required by the reserves definitions for the overall group of properties. Consequently, McDaniel & Associates reserves the right to re-assess the reserves estimates and future net revenues for any individual property or group of properties if considered in isolation.

This report was prepared by McDaniel & Associates Consultants Ltd. for the exclusive use of Hammerhead Resources Inc. and is not to be reproduced, distributed or made available, in whole or in part, to any person, company or organization other than Hammerhead Resources Inc. without the knowledge and consent of McDaniel & Associates Consultants Ltd.

Hammerhead Resources Inc. Constant Prices and Costs	Page 3 September 9, 2022

We reserve the right to revise any estimates provided herein if any relevant data existing prior to preparation of this report was not made available, if any data between the effective date of the evaluation and the date of this report were to vary significantly from that forecast, or if any data provided was found to be erroneous.

Sincerely,

McDANIEL & ASSOCIATES CONSULTANTS LTD.

APEGA PERMIT NUMBER: P3145

/s/ Michael J. Verney, P.Eng.	/s/ Steven W. Carmichael, P.Eng.
Michael J. Verney, P.Eng.	Steven W. Carmichael, P.Eng.
September 9, 2022	September 9, 2022

/s/ Josée C. Arpin, P.Eng.	/s/ David G. Jenkinson, P.Geol.
Josée C. Arpin, P.Eng.	David G. Jenkinson, P.Geol.
September 9, 2022

MJV/SWC/JCA/DGJ:jep

[22-0154]

CERTIFICATE OF QUALIFICATION

I, Michael Verney, Petroleum Engineer of 2000, 525 - 8th Avenue, S.W., Calgary, Alberta, Canada hereby certify:

1.

That I am an Executive Vice President of McDaniel & Associates Consultants Ltd., APEGA Permit Number P3145, which Company did prepare, at the request of Hammerhead Resources Inc., the report entitled “Hammerhead Resources Inc., Evaluation of Petroleum Reserves, Based on Constant Prices and Costs, As of December 31, 2021”, dated September 9, 2022, and that I was involved in the preparation of this report. I am also registered as a Responsible Member as outlined by APEGA for McDaniel & Associates Consultant Ltd. APEGA Permit Number 3145.

2.

That I attended the Queen’s University in the years 2002 to 2006 and that I graduated with a Bachelor of Science degree in Civil Engineering and a Bachelor of Arts degree in Economics, that I am a registered Professional Engineer with the Association of Professional Engineers and Geoscientists of Alberta and that I have in excess of 15 years of experience in oil and gas reservoir studies and evaluations.

3.

That I have no direct or indirect interest in the properties or securities of Hammerhead Resources Inc., nor do I expect to receive any direct or indirect interest in the properties or securities of Hammerhead Resources Inc., or any affiliate thereof.

4.

That the aforementioned report was not based on a personal field examination of the properties in question, however, such an examination was not deemed necessary in view of the extent and accuracy of the information available on the properties in question.

APEGA ID 90680

Calgary, Alberta

Dated: September 9, 2022

CERTIFICATE OF QUALIFICATION

I, Steven W. Carmichael, Petroleum Engineer of 2000, 525 - 8th Avenue, S.W., Calgary, Alberta, Canada hereby certify:

1.

That I am a Vice President of McDaniel & Associates Consultants Ltd., APEGA Permit Number P3145, which Company did prepare, at the request of Hammerhead Resources Inc., the report entitled “Hammerhead Resources Inc., Evaluation of Petroleum Reserves, Based on Constant Prices and Costs, As of December 31, 2021”, dated September 9, 2022, and that I was involved in the preparation of this report. I am also registered as a Responsible Member as outlined by APEGA for McDaniel & Associates Consultant Ltd. APEGA Permit Number 3145.

2.

That I attended the University of Calgary in the years 1999 to 2003 and that I graduated with a Bachelor of Science degree in Mechanical Engineering, that I am a registered Professional Engineer with the Association of Professional Engineers and Geoscientists of Alberta; that I am a member of the Society of Petroleum Engineers and that I have in excess of 15 years of experience in oil and gas reservoir studies and evaluations.

3.

That I have no direct or indirect interest in the properties or securities of Hammerhead Resources Inc., nor do I expect to receive any direct or indirect interest in the properties or securities of Hammerhead Resources Inc., or any affiliate thereof.

4.

That the aforementioned report was not based on a personal field examination of the properties in question, however, such an examination was not deemed necessary in view of the extent and accuracy of the information available on the properties in question.

APEGA ID 69935

Calgary, Alberta

Dated: September 9, 2022

CERTIFICATE OF QUALIFICATION

I, Josée C. Arpin, Petroleum Engineer of 2000, 525 - 8th Avenue, S.W., Calgary, Alberta, Canada hereby certify:

1.

That I am an Evaluation Engineer of McDaniel & Associates Consultants Ltd., APEGA Permit Number P3145, which Company did prepare, at the request of Hammerhead Resources Inc., the report entitled “Hammerhead Resources Inc., Evaluation of Petroleum Reserves, Based on Constant Prices and Costs, As of December 31, 2021”, dated September 9, 2022, and that I was involved in the preparation of this report.

2.

That I attended the University of Calgary in the years 2012 to 2017 and that I graduated with a Bachelor of Science in Oil and Gas Engineering, and that I am a registered Professional Engineer with the Association of Professional Engineers and Geoscientists of Alberta and that I have in excess of four years of experience in oil and gas reservoir studies and evaluations.

3.

That I have no direct or indirect interest in the properties or securities of Hammerhead Resources Inc., nor do I expect to receive any direct or indirect interest in the properties or securities of Hammerhead Resources Inc., or any affiliate thereof.

4.

That the aforementioned report was not based on a personal field examination of the properties in question, however, such an examination was not deemed necessary in view of the extent and accuracy of the information available on the properties in question.

APEGA ID 205608

Calgary, Alberta

Dated: September 9, 2022

CERTIFICATE OF QUALIFICATION

I, David G. Jenkinson, Petroleum Geologist of 2000, 525 - 8th Avenue, S.W., Calgary, Alberta, Canada hereby certify:

1.

That I am an Executive Vice President for McDaniel & Associates Consultants Ltd., APEGA Permit Number P3145, which Company did prepare, at the request of Hammerhead Resources Inc., the report entitled “Hammerhead Resources Inc., Evaluation of Petroleum Reserves, Based on Constant Prices and Costs, As of December 31, 2021”, dated September 9, 2022 and that I was involved in the preparation of this report. I am also registered as a Responsible Member as outlined by APEGA for McDaniel & Associates Consultant Ltd. APEGA Permit Number 3145.

2.

That I attended the University of Saskatchewan in the years 2000 to 2004, graduating with a Bachelor of Science degree in Geology; that I am a registered Professional Geologist with the Association of Professional Engineers and Geoscientists of Alberta and that I have in excess of 15 years of experience in oil and gas reservoir studies and evaluations.

3.

That I have no direct or indirect interest in the properties or securities of Hammerhead Resources Inc., nor do I expect to receive any direct or indirect interest in the properties or securities of Hammerhead Resources Inc., or any affiliate thereof.

4.

That the aforementioned report was not based on a personal field examination of the properties in question, however, such an examination was not deemed necessary in view of the extent and accuracy of the information available on the properties in question.

APEGA ID 81046

Calgary, Alberta

Dated: September 9, 2022

Prices: December 2021 SEC Eff. Date: December 31, 2021 Currency: CAD	Hammerhead Resources Inc. Total Company Reserves and Net Present Value Constant Prices and Costs as of December 31, 2021 Total Company	Table A

	PDP	PNP	PUD	TP
Crude Oil (Mbbl)
Working Interest Volume	10,633.9	—	35,184.7	45,818.6
Royalty Interest Volume	—	—	—	—
Net Volume	8,849.8	—	30,384.4	39,234.2

Natural Gas (MMcf)
Working Interest Volume	204,878.1	—	359,254.3	564,132.4
Royalty Interest Volume	—	—	—	—
Net Volume	187,537.6	—	332,613.5	520,151.1

Condensate (Mbbl)
Working Interest Volume	145.6	—	—	145.6
Royalty Interest Volume	—	—	—	—
Net Volume	97.6	—	—	97.6

Natural Gas Liquids (Mbbl) (1)
Working Interest Volume	7,567.8	—	13,133.5	20,701.3
Royalty Interest Volume	—	—	—	—
Net Volume	5,824.6	—	10,710.7	16,535.3

Total (MBOE) (2)
Working Interest Volume	52,493.6	—	108,194.0	160,687.6
Royalty Interest Volume	—	—	—	—
Net Volume	46,028.2	—	96,530.6	142,558.9

Net Present Value Before Tax (M$)
0.0%	870,047.0	—	1,582,524.7	2,452,571.7
5.0%	756,602.0	—	1,129,171.2	1,885,773.3
10.0%	667,794.1	—	828,881.6	1,496,675.6
15.0%	600,308.6	—	621,515.5	1,221,824.2
20.0%	548,137.2	—	473,076.1	1,021,213.3

$/BOE Before Tax (3)
0.0%	16.57	—	14.63	15.26
5.0%	14.41	—	10.44	11.74
10.0%	12.72	—	7.66	9.31
15.0%	11.44	—	5.74	7.60
20.0%	10.44	—	4.37	6.36

Net Present Value After Tax (M$)
0.0%	870,047.0	—	1,359,254.6	2,229,301.6
5.0%	756,602.0	—	972,042.4	1,728,644.4
10.0%	667,794.1	—	713,910.8	1,381,704.9
15.0%	600,308.6	—	534,800.0	1,135,108.6
20.0%	548,137.2	—	406,075.1	954,212.3

(1)	Natural Gas Liquids volumes do not include Condensate.
(2)

Barrels of Oil Equivalent based on 6:1 for Natural Gas, 1:1 for Condensate and C5+, 1:1 for Ethane, 1:1 for Propane, 1:1 for Butanes. BOE’s may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf:1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.

(3)	NPV/BOE based on Company Share BOE reserves.

22-0154	2022-09-02 3:28:28 PM

Prices: December 2021 SEC Eff. Date: December 31, 2021 Currency: CAD	Hammerhead Resources Inc. Company Share Sales Volumes Constant Prices and Costs as of December 31, 2021 Total Reserves Total Company

Crude Oil (Mbbl/day)
100
10
1
0.1
PDP
TP
Natural Gas (MMcf/day)
1,000
100
10
1
PDP
TP
Condensate (bbl/day)
1,000
100
10
1
PDP
TP
NGL (bbl/day)
100,000
10,000
1,000
100
PDP
TP
BOE (MBOE/day)
1,000
100
10
1
PDP
TP
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036

Historical production data is estimated based on the company share interest as of the reference date.

22-0154	2022-09-02 3:28:25 PM

Prices: December 2021 SEC Eff. Date: December 31, 2021 Currency: CAD	Hammerhead Resources Inc. Cash Flow Summary Constant Prices and Costs as of December 31, 2021 Total Reserves Total Company

Company Share Revenue (MM$)

Net Operating Income (MM$)

Total Capital (MM$)

Future Net Revenue Before Tax (MM$)

22-0154	2022-09-02 3:28:22 PM

Prices: December 2021 SEC Eff. Date: December 31, 2021 Currency: CAD	Hammerhead Resources Inc. Reserves Distribution by Reserves Class and Product Constant Prices and Costs as of December 31, 2021 Total Reserves Total Company

Reserves Distribution by Reserves Class

Reserves Distribution by Product

Total Proved Reserves

(1)	Distribution percentages may not add up to 100% due to rounding.

22-0154	2022-09-02 3:28:36 PM

Prices: December 2021 SEC Eff. Date: December 31, 2021 Currency: CAD	Hammerhead Resources Inc. Reserves and Net Present Value Distribution for Properties Constant Prices and Costs as of December 31, 2021 Total Proved Reserves Total Company

Top Properties by 10% NPV

Top Crude Oil Properties by Volume	Top Natural Gas Properties by Volume	Top Condensate Properties by Volume

(1)	Distribution percentages may not add up to 100% due to rounding.

22-0154	2022-09-07 8:35:39 AM

Prices: December 2021 SEC Eff. Date: December 31, 2021 Currency: CAD	Hammerhead Resources Inc. Summary of Oil and Gas Reserves Constant Prices and Costs as of December 31, 2021 Total Reserves Total Company	Table F1-1

Reserves

	Light & Medium Oil		Heavy Oil		Tight Oil
Reserves Category	Gross (1) (Mbbl)	Net (2) (Mbbl)	Gross (1) (Mbbl)	Net (2) (Mbbl)	Gross (1) (Mbbl)	Net (2) (Mbbl)
Proved
Developed Producing	—	—	—	—	10,633.9	8,849.8
Developed Non-Producing	—	—	—	—	—	—
Undeveloped	—	—	—	—	35,184.7	30,384.4
Total Proved	—	—	—	—	45,818.6	39,234.2

	Conventional Natural Gas		Shale Gas		Natural Gas Liquids (3)
Reserves Category	Gross (1) (MMcf)	Net (2) (MMcf)	Gross (1) (MMcf)	Net (2) (MMcf)	Gross (1) (Mbbl)	Net (2) (Mbbl)
Proved
Developed Producing	—	—	204,878.1	187,537.6	7,713.4	5,922.2
Developed Non-Producing	—	—	—	—	—	—
Undeveloped	—	—	359,254.3	332,613.5	13,133.5	10,710.7
Total Proved	—	—	564,132.4	520,151.1	20,846.9	16,632.9

(1)	Gross reserves are working interest reserves before royalty deductions.
(2)	Net reserves are working interest reserves after royalty deductions plus royalty interest reserves.
(3)	Natural Gas Liquids include Condensate volumes.

22-0154	2022-09-02 3:28:26 PM

Prices: December 2021 SEC Eff. Date: December 31, 2021 Currency: CAD	Hammerhead Resources Inc. Summary of Net Present Value of Future Net Revenue Constant Prices and Costs as of December 31, 2021 Total Reserves Total Company	Table F1-2

Net Present Values of Future Net Revenue

	Before Income Taxes Discounted at (%/year)					After Income Taxes Discounted at (%/year)					Unit Value Before Tax
Reserves Category	@0.0% (M$)	@5.0% (M$)	@10.0% (M$)	@15.0% (M$)	@20.0% (M$)	@0.0% (M$)	@5.0% (M$)	@10.0% (M$)	@15.0% (M$)	@20.0% (M$)	@10.0% (1) ($/BOE)
Proved
Developed Producing	870,047.0	756,602.0	667,794.1	600,308.6	548,137.2	870,047.0	756,602.0	667,794.1	600,308.6	548,137.2	14.51
Developed Non-Producing	—	—	—	—	—	—	—	—	—	—	—
Undeveloped	1,582,524.7	1,129,171.2	828,881.6	621,515.5	473,076.1	1,359,254.6	972,042.4	713,910.8	534,800.0	406,075.1	8.59
Total Proved	2,452,571.7	1,885,773.3	1,496,675.6	1,221,824.2	1,021,213.3	2,229,301.6	1,728,644.4	1,381,704.9	1,135,108.6	954,212.3	10.50

(1)	The unit values are based on net reserve volumes.

22-0154	2022-09-02 3:28:26 PM

Prices: December 2021 SEC Eff. Date: December 31, 2021 Currency: CAD	Hammerhead Resources Inc. Total Future Net Revenue (Undiscounted) Constant Prices and Costs as of December 31, 2021 Total Reserves Total Company	Table F1-3

Reserves Category	Revenue (1) M$	Royalties (2) M$	Operating Costs M$	Development Costs M$	ADR Costs M$	Future Net Revenue Before Income Taxes M$	Income Taxes M$	Future Net Revenue After Income Taxes M$
Total Proved Reserves	6,876,987	801,955	2,402,132	1,176,005	44,324	2,452,572	223,270	2,229,302

(1)	Includes all product revenues and other revenues as forecast.
(2)	Royalties include any net profits interests paid, as well as the Saskatchewan Corporation Capital Tax Surcharge.

22-0154	2022-09-02 3:28:27 PM

Prices: December 2021 SEC Eff. Date: December 31, 2021 Currency: CAD	Hammerhead Resources Inc. Future Net Revenue by Product Type Constant Prices and Costs as of December 31, 2021 Total Reserves Total Company	Table F1-4

Reserves Category	Product Type	Future Net Revenue Before Income Taxes (discounted @ 10%) M$	Unit Value (1) $/Mcf $/bbl
Total Proved Reserves	Tight Oil (Including Solution Gas and By-products)	1,481,860	37.77
	Shale Gas (Including By-products)	14,816	1.78
	Total	1,496,676

(1)	Unit values are calculated using the 10% discount rate divided by the Major Product Type Net reserves for each group.

22-0154	2022-09-02 3:28:28 PM

Prices: December 2021 SEC Eff. Date: December 31, 2021 Currency: CAD	Hammerhead Resources Inc. Future Capital, Abandonment, Decommissioning and Reclamation Costs Constant Prices and Costs as of December 31, 2021 Total Reserves Total Company	Table F1-5

	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036	Remaining	Total
Development Cost Forecast (M$)

Total Proved
Undiscounted	255,820	218,270	215,935	240,065	223,115	2,400	2,400	2,400	2,400	2,400	2,160	1,920	1,680	1,440	1,200	2,400	1,176,005
Discounted @ 10.0%	244,359	185,259	169,474	173,492	146,396	1,415	1,287	1,170	1,063	967	791	639	508	396	300	498	928,014

Abandonment, Decommissioning and Reclamation Cost Forecast (M$)

Total Proved
Undiscounted	—	—	300	—	—	—	—	—	—	—	—	—	—	—	150	43,874	44,324
Discounted @ 10.0%	—	—	235	—	—	—	—	—	—	—	—	—	—	—	38	3,085	3,358

22-0154	2022-09-02 3:28:28 PM

McDaniel & Associates Consultants Ltd.

December 31, 2021 Constant Product Price Schedule

Crude Oil Prices
West Texas Intermediate ($U.S./bbl) (1)	66.55
Edmonton Light Crude ($Cdn./bbl) (1)	78.15

Natural Gas
U.S. Henry Hub ($U.S./MMBtu) (1)	3.64
AECO Spot ($Cdn./MMBtu) (1)	3.57

Natural Gas Liquids (Edmonton Reference Price $Cdn./bbl)
Propane Edmonton (2)	42.25
Field Butane Edmonton (2)	49.00
Natural Gasolines & Condensate (2)	83.96

Exchange Rate (1)
$US/$CAN	.798

1)	Based on the average first-day-of-the-month price for the previous 12 months.
2)	Based on average to benchmark prices.

C211231

HAMMERHEAD RESOURCES INC.

Evaluation of Petroleum Reserves

Based on Constant Prices and Costs

As of December 31, 2021

Evaluation Methodology

INTRODUCTION

Estimates of the proved petroleum reserves and the associated net present values before income taxes attributable to the properties of the Company have been presented in this report as of December 31, 2021. Reserves estimates were prepared for two properties in which the Company was indicated to have an interest in Western Canada based on detailed studies of the reservoir and performance characteristics as well as historical revenues and costs.

The basic information employed in the preparation of this report was obtained from the Company’s files, public sources and from our own non-confidential files. A field inspection of the properties was not conducted in view of the generally accepted reliability of the data sources for Western Canadian properties.

The effective date of this report is December 31, 2021. The reserves estimates presented herein were based on the operating and economic conditions and development status as of that date except for changes planned for the immediate future or in the process of implementation. The reserves estimates and future net revenue forecasts have been prepared and presented in accordance with U.S. Securities Exchange Commission (SEC) standards. A brief review of the methodology employed in arriving at the reserves and net present value estimates is presented in this section.

RESERVES ESTIMATES

Crude Oil

The crude oil reserves estimates presented in this report were based on a review of the volumetric data and performance characteristics of the individual wells and reservoirs in question. Volumetric estimates of the original oil in-place were based on individual well petrophysical interpretations, geological studies of pool configurations, and in some cases on published estimates. In those cases where indicative oil production decline and/or increasing gas-oil and oil cut trends were evident, the remaining reserves were determined by extrapolating these trends to economic limiting conditions. Where definitive production information was not yet available, the reserves estimates were usually volumetrically determined using recovery factors based on analogy with similar wells or reservoirs or on estimates of recovery efficiencies. The cumulative production figures were taken from published sources or from records of the Company and estimated for those recent periods where such data were not available.

Hammerhead Resources Inc. Constant Prices and Costs	Page 2 September 9, 2022

Natural Gas and Products

The natural gas reserves estimates for non-associated gas and gas cap pools were based on a study of the volumetric data and performance characteristics of the individual wells and reservoirs in question. Volumetric estimates of the initial gas in-place were based on individual well petrophysical interpretations, geological studies of the pools and areas, and in some cases on published estimates. Material balance estimates of the initial gas in-place were employed where sufficient information was available for a reliable estimate. The reserves recoverable from the currently producing properties were estimated from studies of production performance characteristics and/or reservoir pressure histories. In those cases where indicative gas production decline and/or increasing oil-gas ratio and water-gas ratio trends were evident, the remaining reserves were determined by extrapolating these trends to economic limiting conditions. In cases of competitive drainage in multi-well pools the reserves were based on an analysis of the relevant factors relating to the future pool depletion by existing and possible future wells. The recovery factors for the non-producing properties were estimated from a consideration of test rates, reservoir pressures and by analogy with similar wells or reservoirs.

Natural gas reserves estimates for solution gas production from producing crude oil properties were based on an analysis of producing gas-oil ratios and existing sales gas recoveries. Solution gas reserves were assigned to non-producing oil properties where there was a likelihood of those reserves being recovered and sold from existing facilities or facilities that are expected to be available in the near future.

The natural gas products reserves estimates for the producing properties were based on historical and anticipated future recoveries of these products from the natural gas reserves. The natural gas products recoveries from the non-producing natural gas reserves were estimated from gas analyses, well test information and from analogy with similar reservoirs. Natural gas products reserves were only assigned to non-producing properties in those cases where there was a likelihood that the gas production would be processed through existing facilities capable of extracting these products or where such a facility will be available in the near future.

SEC RESERVES DEFINITIONS

The proved reserves and net present values estimates presented in this report were prepared to comply with the United States Securities and Exchange Commission (SEC) reserves definitions.

Proved oil and gas reserves. Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations — prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

Hammerhead Resources Inc. Constant Prices and Costs	Page 3 September 9, 2022

(i)	The area of the reservoir considered as proved includes:

a.	The area identified by drilling and limited by fluid contacts, if any, and

b.

Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii)

In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii)

Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv)	Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

a.

Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

b.	The project has been approved for development by all necessary parties and entities, including governmental entities.

(v)

Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Hammerhead Resources Inc. Constant Prices and Costs	Page 4 September 9, 2022

Developed oil and gas reserves. Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

(i)	Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

(ii)	Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

Undeveloped oil and gas reserves. Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i)

Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii)

Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

(iii)

Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, or by other evidence using reliable technology establishing reasonable certainty.

Reasonable certainty. If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90 percent probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

Hammerhead Resources Inc. Constant Prices and Costs	Page 5 September 9, 2022

NET PRESENT VALUE ESTIMATES

The net present values of the petroleum reserves were obtained by employing future production and revenue analyses. The future crude oil production was generally predicated on the anticipated performance characteristics of the individual wells and reservoirs in question. The future natural gas production was also predicated on the anticipated performance characteristics of the individual wells and reservoirs in question with an allowance for any gas sales contract or gas processing facility restrictions. In those areas where shut-in natural gas reserves exist, the commencement of production was based on the proximity to a pipeline connection and the relevant factors relating to the future marketing of the reserves. The future production of gas-cap reserves was assumed to occur near the end of the oil producing life. Solution gas production was based on the forecast of the oil producing rates and current and forecast sales gas-oil ratios. The natural gas products production forecasts were based on the anticipated recoveries of these products from the produced natural gas.

The Company’s share of future crude oil revenue was derived by employing the Company’s share of production and the indicated reference crude oil price less the historical quality and transportation price differential for each respective field. The indicated natural gas prices with an adjustment for the heating value of the gas were employed to calculate the Company’s share of future natural gas revenues. The indicated reference natural gas products prices with adjustments to reflect historical price differentials realized by the Company in each respective property were employed to calculate the Company’s share of future natural gas products revenues. Royalties and mineral taxes payable to the Crown were estimated based on the methods in effect as of December 31, 2021. Freehold and overriding royalties payable to others were estimated based on the indicated applicable rates. In those cases where a proportionate share of the natural gas gathering and processing charges were indicated to be payable by the Crown or royalties owned by others, these charges have been deducted in determining the net royalties payable.

In all cases, estimates of the applicable capital expenditures and operating costs with no allowance for inflation were deducted in arriving at the Company’s share of future net revenues. An allowance for future abandonment, decommissioning and reclamation (ADR) costs were included in this report. ADR costs include but are not limited to items such as: producing wells, suspended wells, service wells, gathering systems, facilities, and surface land development. These costs and their respective timing have been supplied and represented by the Company and incorporated into this report without review. The ADR costs were included for all company properties. The net present values were then obtained by employing 5, 10, 15 and 20 percent nominal annual discount rates compounded monthly.

The Company’s share of remaining reserves and net present values are presented on a total Company basis in the summary section of this report.

Hammerhead Resources Inc. Constant Prices and Costs	Page 6 September 9, 2022

The information relating to estimated proved reserves of the petroleum reserves contained in this report has been prepared in accordance with Paragraphs 932-235-50-4, 932-235-50-6, 932-235-50-7 and 932-235-50-9 of the Accounting Standards Update 932-235-50, Extractive Industries – Oil and Gas (Topic 932): Oil and Gas Reserve Estimation and Disclosures (January 2010) of the Financial Accounting Standards Board and Rules 4–10(a) (1)–(32) of Regulation S–X and Rules 302(b), 1201, and 1202(a) (1), (2), (3), (4), (5), (8) of Regulation S-K of the Securities and Exchange Commission.

All of the future net revenues and net present values estimated in this report are presented before income taxes, although future net revenues and net present value estimates were presented after income tax in selected tables in this summary report at the corporate level.

Summaries of the Company’s share of remaining reserves together with forecast future revenues, royalties, taxes, operating and capital costs, abandonments, decommissioning and reclamation costs, future net revenue, and net present values are presented in detailed tabulations for each reserves category in Appendices 1 to 4.

Prices: December 2021 SEC Eff. Date: December 31, 2021 Currency: CAD	Hammerhead Resources Inc. Forecast of Production and Revenue Before Tax - Company Share Constant Prices and Costs as of December 31, 2021 Total Proved Reserves Total Company	Table 1

		Crude Oil			Natural Gas			Condensate			Natural Gas Liquids			Sulphur & Other Revenue M$	Company Share Revenue M$
Year	WI Wells	WI & RI Volume Mbbl	Sales Price $/bbl	Sales Revenue M$	WI & RI Volume MMcf	Sales Price $/Mcf	Sales Revenue M$	WI & RI Volume Mbbl	Sales Price $/bbl	Sales Revenue M$	WI & RI Volume Mbbl	Sales Price $/bbl	Sales Revenue M$			BOE/d
2022	139.6	3313.9	77.48	256752.0	48058.9	3.93	188727.2	23.7	79.76	1887.9	1776.1	52.61	93441.1	—	540808.2	35955
2023	168.0	4117.0	77.56	319303.0	51253.9	3.93	201274.1	19.7	79.76	1569.2	1890.8	52.65	99556.4	—	621702.8	39917
2024	193.6	5171.1	77.64	401493.8	55941.7	3.93	219683.0	16.8	79.76	1343.2	2056.4	52.74	108452.5	—	730972.5	45268
2025	225.7	6130.2	77.69	476244.7	62084.7	3.93	243806.8	14.6	79.76	1166.6	2275.3	52.81	120166.8	—	841384.8	51418
2026	254.6	6266.1	77.69	486794.9	62740.0	3.93	246379.8	12.9	79.76	1031.3	2297.3	52.83	121376.1	—	855582.1	52145
2027	259.5	4356.1	77.69	338434.5	50557.4	3.93	198539.0	11.6	79.76	922.2	1849.5	52.86	97759.1	—	635654.9	40119
2028	255.8	2880.3	77.66	223694.8	37930.3	3.93	148952.4	9.5	79.76	757.1	1389.1	52.83	73385.6	—	446789.8	28963
2029	251.4	2211.3	77.65	171701.2	30733.6	3.93	120690.9	8.4	79.76	672.9	1126.2	52.81	59482.6	—	352547.6	23201
2030	246.5	1808.2	77.64	140383.6	25938.3	3.93	101859.7	7.1	79.76	562.7	950.9	52.81	50211.7	—	293017.7	19422
2031	238.3	1524.5	77.63	118354.1	22178.6	3.93	87095.2	3.8	79.76	303.0	813.2	52.80	42937.0	—	248689.4	16542
2032	234.0	1319.5	77.63	102434.9	19453.8	3.93	76394.9	3.4	79.76	273.5	713.4	52.80	37665.0	—	216768.2	14422
2033	226.6	1146.1	77.63	88973.1	16991.1	3.93	66723.9	3.1	79.76	245.4	623.0	52.80	32896.3	—	188838.7	12614
2034	220.6	1007.4	77.63	78199.7	15021.6	3.93	58989.6	2.8	79.76	220.9	550.8	52.80	29083.7	—	166494.0	11136
2035	216.4	894.4	77.63	69429.9	13364.4	3.93	52482.1	2.5	79.76	198.8	490.1	52.80	25874.9	—	147985.7	9902
2036	207.5	788.6	77.63	61222.9	11733.7	3.93	46078.4	2.2	79.76	179.4	430.2	52.80	22714.9	—	130195.6	8679

Rem.	—	2883.8	77.66	223963.5	40150.4	3.93	157670.6	3.5	79.76	280.2	1469.0	52.85	77641.1	—	459555.3	3025

Total	—	45818.6	77.64	3557380.6	564132.4	3.93	2215347.7	145.6	79.76	11614.3	20701.3	52.78	1092644.7	—	6876987.4	—

	Crown Royalties			Freehold Royalties			Overriding Royalties
Year	Unadj. Royalty M$	Royalty Adj. M$	Adj. Royalty M$	Unadj. Royalty M$	Royalty Adj. M$	Adj. Royalty M$	Unadj. Royalty M$	Royalty Adj. M$	Adj. Royalty M$	Mineral Tax M$	Sask. Cap. Surch. M$	Total Royalties & Taxes		NPI Pymts. M$
												M$	%
2022	53357.1	5523.0	47834.1	—	—	—	1127.9	—	1127.9	—	—	48962.0	9.1	—
2023	66372.0	6688.8	59683.3	—	—	—	910.0	—	910.0	—	—	60593.3	9.7	—
2024	76259.1	7780.5	68478.6	—	—	—	744.7	—	744.7	—	—	69223.3	9.5	—
2025	89598.7	9276.0	80322.8	—	—	—	595.3	—	595.3	—	—	80918.1	9.6	—
2026	99609.0	10517.8	89091.2	—	—	—	502.5	—	502.5	—	—	89593.7	10.5	—
2027	90061.9	10107.5	79954.5	—	—	—	445.4	—	445.4	—	—	80399.9	12.6	—
2028	79301.5	9155.6	70145.9	—	—	—	384.6	—	384.6	—	—	70530.5	15.8	—
2029	62821.3	7694.4	55126.9	—	—	—	341.4	—	341.4	—	—	55468.3	15.7	—
2030	51603.6	6535.3	45068.3	—	—	—	286.1	—	286.1	—	—	45354.4	15.5	—
2031	43100.6	3482.2	39618.4	—	—	—	219.6	—	219.6	—	—	39837.9	16.0	—
2032	36431.4	2948.8	33482.5	—	—	—	194.2	—	194.2	—	—	33676.7	15.5	—
2033	30425.6	2454.4	27971.2	—	—	—	139.8	—	139.8	—	—	28111.0	14.9	—
2034	25319.7	2038.5	23281.2	—	—	—	112.7	—	112.7	—	—	23393.9	14.1	—
2035	20812.6	1670.4	19142.2	—	—	—	101.4	—	101.4	—	—	19243.6	13.0	—
2036	16752.0	1337.6	15414.4	—	—	—	91.5	—	91.5	—	—	15505.9	11.9	—

Rem.	44742.9	3772.6	40970.3	—	—	—	171.9	—	171.9	—	—	41142.1	9.0	—

Total	886569.2	90983.4	795585.8	—	—	—	6368.7	—	6368.7	—	—	801954.5	11.7	—

					Capital Costs			Future Net Revenue Before Tax
			ADR	Net Op.	Drilling	Equip. &	Total			NPV
	Operating Costs		Costs	Income	& Compl.	Facility	Capital	Annual	Cum.	@10.0%
Year	M$	$/BOE	M$	M$	M$	M$	M$	M$	M$	M$
2022	141265.3	10.76	—	350581.0	149220.0	106600.0	255820.0	94761.0	94761.0	89782.7
2023	160221.0	11.00	—	400888.5	147550.0	70720.0	218270.0	182618.5	277379.5	161852.3
2024	185215.4	11.18	299.5	476234.3	181815.0	34120.0	215935.0	260299.3	537678.8	206109.4
2025	212572.2	11.33	—	547894.6	205805.0	34260.0	240065.0	307829.6	845508.3	219357.8
2026	221687.1	11.65	—	544301.3	195315.0	27800.0	223115.0	321186.3	1166694.7	207788.7
2027	187742.0	12.82	—	367513.1	—	2400.0	2400.0	365113.1	1531807.7	217304.6
2028	152776.1	14.41	—	223483.3	—	2400.0	2400.0	221083.3	1752891.0	119366.0
2029	133617.1	15.78	—	163462.2	—	2400.0	2400.0	161062.2	1913953.2	78987.2
2030	120782.5	17.04	—	126880.8	—	2400.0	2400.0	124480.8	2038434.0	55483.1
2031	109843.6	18.19	—	99007.8	—	2400.0	2400.0	96607.8	2135041.8	39139.3
2032	102386.3	19.40	—	80705.2	—	2160.0	2160.0	78545.2	2213587.0	28929.6
2033	94920.9	20.62	—	65806.8	—	1920.0	1920.0	63886.8	2277473.9	21387.2
2034	88801.1	21.85	—	54299.0	—	1680.0	1680.0	52619.0	2330092.9	16013.0
2035	83975.5	23.23	—	44766.6	—	1440.0	1440.0	43326.6	2373419.5	11986.9
2036	78099.4	24.59	150.3	36440.1	—	1200.0	1200.0	35240.1	2408659.5	8866.3

Rem.	328227.0	29.71	43874.1	46312.1	—	2400.0	2400.0	43912.1	2452571.7	14321.7

Total	2402132.3	14.95	44323.9	3628576.7	879705.0	296300.0	1176005.0	2452571.7	—	1496675.6

	Remaining Reserves
Product	Gross Lease	W.I.	R.I.	Net
Crude Oil (Mbbl)	51,877.1	45,818.6	—	39,234.2
Natural Gas (MMcf)	590,489.2	564,132.4	—	520,151.1
Condensate (Mbbl)	145.6	145.6	—	97.6
Natural Gas Liquids (Mbbl)	21,605.5	20,701.3	—	16,535.3

Total (MBOE)	172,043.0	160,687.6	—	142,558.9

Net Present Value Before Tax - M$
@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%	@ 20.0%
2,452,571.7	1,885,773.3	1,496,675.6	1,221,824.2	1,021,213.3

RLI	12.75 yrs
Remaining Life	24.66 yrs
Price Schedule	C211231

22-0154	2022-09-02 3:28:28 PM

Prices: December 2021 SEC Eff. Date: December 31, 2021 Currency: CAD	Hammerhead Resources Inc. Forecast of Revenue After Tax - Company Share Constant Prices and Costs as of December 31, 2021 Total Proved Reserves Total Company	Table AT

	Capital Cost Allowance			Cdn. Oil & Gas Property Expense				Canadian Development Expense
Year	Initial Balance M$	Additions M$	Expense Claim M$	Initial Balance M$	Additions M$	Expense Claim M$	CEE Claim M$	Initial Balance M$	Additions M$	Expense Claim M$	FEDE Claim M$	Tax Pool Claims M$
2022	541374.4	106600.0	175318.6	120067.5	—	12006.7	207104.3	387265.4	149220.0	183328.6	—	577758.3
2023	472655.8	70720.0	144683.9	108060.7	—	10806.1	—	353156.8	147550.0	172344.5	—	327834.6
2024	398691.8	34120.0	108203.0	97254.6	—	9725.5	—	328362.2	181815.0	166689.3	—	284617.7
2025	324608.9	34260.0	89717.2	87529.2	—	8752.9	—	343487.9	205805.0	180223.3	—	278693.4
2026	269151.7	27800.0	74237.9	78776.3	—	7877.6	—	369069.7	195315.0	183964.0	—	266079.6
2027	222713.7	2400.0	56278.4	70898.6	—	7089.9	—	380420.7	—	114126.2	—	177494.5
2028	168835.3	2400.0	42508.8	63808.8	—	6380.9	—	266294.5	—	79888.3	—	128778.0
2029	128726.5	2400.0	32481.6	57427.9	—	5742.8	—	186406.1	—	55921.8	—	94146.2
2030	98644.9	2400.0	24961.2	51685.1	—	5168.5	—	130484.3	—	39145.3	—	69275.0
2031	76083.6	2400.0	19320.9	46516.6	—	4651.7	—	91339.0	—	27401.7	—	51374.3
2032	59162.7	2160.0	15060.7	41864.9	—	4186.5	—	63937.3	—	19181.2	—	38428.4
2033	46262.1	1920.0	11805.5	37678.4	—	3767.8	—	44756.1	—	13426.8	—	29000.2
2034	36376.5	1680.0	9304.1	33910.6	—	3391.1	—	31329.3	—	9398.8	—	22094.0
2035	28752.4	1440.0	7368.1	30519.5	—	3052.0	—	21930.5	—	6579.1	—	16999.2
2036	22824.3	1200.0	5856.1	27467.6	—	2746.8	—	15351.3	—	4605.4	—	13208.2

Rem.		2400.0	20347.1		—	20140.0	—		—	10710.2	—	51197.3

Total		296300.0	837453.2		—	115486.6	207104.3		879705.0	1266934.7	—	2426978.8

	Revenue				Royalties & Expenses				Taxable Income Before Deductions M$	Deductions
Year	WI Sales Revenue M$	Royalty Revenue M$	Other Revenue M$	Total Revenue M$	Crown Royalty Payable M$	Other Royalty Payable M$	Op. Costs, ADR Costs & Taxes M$	Total Royalties & Expenses M$		Tax Pool Claims M$	Non-capital Loss Carry- forward M$	Tax Loss Claim M$	Taxable Income M$
2022	540808.2	—	—	540808.2	47834.1	1127.9	141265.3	190227.2	350581.0	577758.3	286008.4	—	—
2023	621702.8	—	—	621702.8	59683.3	910.0	160221.0	220814.3	400888.5	327834.6	513185.7	73054.0	—
2024	730972.5	—	—	730972.5	68478.6	744.7	185514.9	254738.2	476234.3	284617.7	440131.7	191616.5	—
2025	841384.8	—	—	841384.8	80322.8	595.3	212572.2	293490.3	547894.6	278693.4	248515.1	248515.1	20686.0
2026	855582.1	—	—	855582.1	89091.2	502.5	221687.1	311280.8	544301.3	266079.6	—	—	278221.8
2027	635654.9	—	—	635654.9	79954.5	445.4	187742.0	268141.8	367513.1	177494.5	—	—	190018.6
2028	446789.8	—	—	446789.8	70145.9	384.6	152776.1	223306.6	223483.3	128778.0	—	—	94705.2
2029	352547.6	—	—	352547.6	55126.9	341.4	133617.1	189085.4	163462.2	94146.2	—	—	69316.0
2030	293017.7	—	—	293017.7	45068.3	286.1	120782.5	166136.9	126880.8	69275.0	—	—	57605.8
2031	248689.4	—	—	248689.4	39618.4	219.6	109843.6	149681.5	99007.8	51374.3	—	—	47633.6
2032	216768.2	—	—	216768.2	33482.5	194.2	102386.3	136063.0	80705.2	38428.4	—	—	42276.9
2033	188838.7	—	—	188838.7	27971.2	139.8	94920.9	123031.9	65806.8	29000.2	—	—	36806.6
2034	166494.0	—	—	166494.0	23281.2	112.7	88801.1	112195.0	54299.0	22094.0	—	—	32205.0
2035	147985.7	—	—	147985.7	19142.2	101.4	83975.5	103219.1	44766.6	16999.2	—	—	27767.4
2036	130195.6	—	—	130195.6	15414.4	91.5	78249.7	93755.6	36440.1	13208.2	—	—	23231.8

Rem.	459555.3	—	—	459555.3	40970.3	171.9	372101.1	413243.2	46312.1	51197.3		—	50265.0

Total	6876987.4	—	—	6876987.4	795585.8	6368.7	2446456.2	3248410.7	3628576.7	2426978.8		513185.7	970739.6

	Federal			Provincial			Cash Flow
Year	Taxable Income M$	Tax Rate %	Tax Payable M$	Taxable Income M$	Tax Rate %	Tax Payable M$	BTCF M$	Total Tax Payable M$	ATCF M$	Cum. ATCF M$	NPV @ 10.00 % M$
2022	—	—	—	—	—	—	94761.0	—	94761.0	94761.0	89782.7
2023	—	—	—	—	—	—	182618.5	—	182618.5	277379.5	161852.3
2024	—	—	—	—	—	—	260299.3	—	260299.3	537678.8	206109.4
2025	20686.0	15.0	3102.9	20686.0	8.0	1654.9	307829.6	4757.8	303071.8	840750.6	215948.3
2026	278221.8	15.0	41733.3	278221.8	8.0	22257.7	321186.3	63991.0	257195.3	1097945.9	166100.3
2027	190018.6	15.0	28502.8	190018.6	8.0	15201.5	365113.1	43704.3	321408.8	1419354.7	191420.8
2028	94705.2	15.0	14205.8	94705.2	8.0	7576.4	221083.3	21782.2	199301.1	1618655.7	107638.3
2029	69316.0	15.0	10397.4	69316.0	8.0	5545.3	161062.2	15942.7	145119.5	1763775.3	71183.9
2030	57605.8	15.0	8640.9	57605.8	8.0	4608.5	124480.8	13249.3	111231.5	1875006.7	49587.6
2031	47633.6	15.0	7145.0	47633.6	8.0	3810.7	96607.8	10955.7	85652.1	1960658.8	34707.5
2032	42276.9	15.0	6341.5	42276.9	8.0	3382.1	78545.2	9723.7	68821.6	2029480.4	25353.8
2033	36806.6	15.0	5521.0	36806.6	8.0	2944.5	63886.8	8465.5	55421.3	2084901.7	18557.1
2034	32205.0	15.0	4830.8	32205.0	8.0	2576.4	52619.0	7407.2	45211.8	2130113.5	13761.8
2035	27767.4	15.0	4165.1	27767.4	8.0	2221.4	43326.6	6386.5	36940.1	2167053.6	10222.4
2036	23231.8	15.0	3484.8	23231.8	8.0	1858.5	35240.1	5343.3	29896.8	2196950.4	7524.3

Rem.	50265.0	15.0	7539.8	50265.0	8.0	4021.2	43912.1	11561.0	32351.2	2229301.6	11954.5

Total	970739.6	—	145610.9	970739.6	—	77659.2	2452571.7	223270.1	2229301.6		1381704.9

	Net Present Value - M$
	@0.0%	@5.0%	@10.0%	@15.0%	@20.0%
Before Tax Cash Flow	2452571.7	1885773.3	1496675.6	1221824.2	1021213.3
After Tax Cash Flow	2229301.6	1728644.4	1381704.9	1135108.6	954212.3

22-0154	2022-09-02 3:28:35 PM

Prices: December 2021 SEC Eff. Date: December 31, 2021 Currency: CAD	Hammerhead Resources Inc. Reserves and Net Present Value by Property Constant Prices and Costs as of December 31, 2021 Total Proved Reserves Total Company	Table 2

				Company WI & RI Reserves				Net Present Value Before Tax (M$)
Area and Property	Company Interest %	Zones	Reserve Class	Oil Mbbl	Gas MMcf	Cond. Mbbl	NGL Mbbl	@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%
Alberta
Reserves
A Corporate
Facility
Corp ADR Facility CAPEX	W-100.000	Facility	NRA	—	—	—	—	-10,426.7	-2,405.9	-594.7	-156.5
Corp ADR Well CAPEX	W-100.000	Facility	NRA	—	—	—	—	-16,287.2	-4,012.1	-1,185.2	-470.9
Corp Field CAPEX	W-100.000	Facility	NRA	—	—	—	—	-134,100.0	-129,598.7	-125,658.7	-122,186.8
Corp G&A	W-100.000	Facility	NRA	—	—	—	—	-5,000.0	-4,489.3	-4,051.0	-3,672.2
Corp Maint CAPEX	W-100.000	Facility	NRA	—	—	—	—	-34,800.0	-24,653.2	-18,538.2	-14,624.8
Corp Water CAPEX	W-100.000	Facility	NRA	—	—	—	—	-5,000.0	-4,489.3	-4,051.0	-3,672.2

Subtotal Facility				—	—	—	—	-205,613.9	-169,648.4	-154,078.8	-144,783.5

Subtotal A Corporate				—	—	—	—	-205,613.9	-169,648.4	-154,078.8	-144,783.5

Gold Creek
1.0 PDP
100/05-29-067-03W6/0	W-100.000	MONT G1	PDP	31.7	1513.0	—	56.3	4,098.6	3,412.5	2,921.2	2,556.7
100/13-29-067-03W6/0	W-100.000	MONT G1	PDP	48.9	1248.8	—	46.5	3,939.6	3,334.0	2,895.3	2,566.2
100/04-30-067-03W6/0	W-100.000	MONT G1	PDP	59.6	1836.2	—	68.3	6,280.3	5,224.1	4,488.5	3,952.8
100/16-30-067-03W6/0	W-100.000	MONT G1	PDP	61.3	1428.9	—	53.2	4,917.0	4,038.8	3,424.2	2,975.9
100/06-33-067-03W6/0	W-100.000	MONT G1	PDP	174.2	2174.3	—	80.9	14,486.6	12,893.8	11,746.1	10,878.7
102/06-33-067-03W6/0	W-100.000	MONT F3	PDP	165.3	3084.4	—	114.7	16,953.8	14,812.5	13,302.7	12,180.2
100/11-33-067-03W6/0	W-100.000	MONT F3	PDP	165.3	3084.4	—	114.7	16,979.8	14,837.0	13,325.8	12,202.1
100/12-33-067-03W6/0	W-100.000	MONT F3	PDP	165.3	3084.4	—	114.7	16,976.2	14,833.6	13,322.6	12,199.1
102/12-33-067-03W6/0	W-100.000	MONT G1	PDP	174.5	2179.0	—	81.1	14,516.9	12,820.7	11,592.7	10,660.0
100/13-33-067-03W6/0	W-100.000	MONT G1	PDP	174.5	2179.0	—	81.1	14,395.0	12,707.8	11,487.6	10,561.8
100/15-15-067-04W6/0	W-100.000	MONT G1	PDP	21.8	268.5	—	10.0	765.4	697.9	642.1	595.4
102/15-15-067-04W6/0	W-100.000	MONT G1	PDP	45.4	639.7	—	23.8	2,450.7	2,139.2	1,902.9	1,718.7
100/04-25-067-04W6/0	W-100.000	MONT G1	PDP	59.2	1499.9	—	55.8	5,020.2	4,169.2	3,570.1	3,130.8
102/04-25-067-04W6/0	W-100.000	MONT G1	PDP	81.2	2098.0	—	78.0	7,537.7	6,099.8	5,128.0	4,437.3
100/16-25-067-04W6/0	W-100.000	MONT G1	PDP	33.2	876.6	—	32.6	2,383.8	2,050.1	1,800.4	1,608.4
100/13-26-067-04W6/2	W-100.000	MONT G1	PDP	51.3	632.1	—	23.5	2,842.3	2,499.2	2,237.3	2,032.0
102/04-34-067-04W6/0	W-100.000	MONT G1	PDP	21.4	769.9	—	28.6	1,653.3	1,464.9	1,317.0	1,198.5
103/04-34-067-04W6/0	W-100.000	MONT G1	PDP	68.7	1510.4	—	56.2	5,127.7	4,322.8	3,748.2	3,321.7
104/04-34-067-04W6/0	W-100.000	MONT F3	PDP	28.9	635.1	—	23.6	1,859.0	1,679.8	1,536.2	1,419.1
100/05-34-067-04W6/0	W-100.000	MONT G1	PDP	11.8	607.0	—	22.6	1,253.8	1,125.7	1,021.7	936.0
102/05-34-067-04W6/0	W-100.000	MONT F3	PDP	25.3	515.5	—	19.2	1,520.8	1,387.7	1,279.0	1,188.7
103/05-34-067-04W6/0	W-100.000	MONT F3	PDP	34.2	968.0	—	36.0	2,583.5	2,274.9	2,037.8	1,851.0
100/12-34-067-04W6/0	W-100.000	MONT G1	PDP	27.0	1997.6	—	74.3	5,430.6	4,589.9	3,975.4	3,511.9
102/12-34-067-04W6/0	W-100.000	MONT G1	PDP	17.6	1019.5	—	37.9	2,371.6	2,080.4	1,854.6	1,675.6
103/12-34-067-04W6/0	W-100.000	MONT F3	PDP	27.3	724.2	—	26.9	1,837.3	1,644.6	1,492.0	1,368.7
102/13-34-067-04W6/0	W-100.000	MONT G1	PDP	—	3991.9	22.7	148.5	9,336.7	7,404.3	6,128.1	5,237.6
100/14-34-067-04W6/0	W-100.000	MONT G1	PDP	—	2626.1	26.9	97.7	5,957.2	4,871.0	4,121.3	3,580.2
102/14-34-067-04W6/0	W-100.000	MONT G1	PDP	—	2130.9	36.3	79.3	5,010.6	4,131.0	3,516.6	3,069.1
102/15-34-067-04W6/0	W-100.000	MONT G1	PDP	27.8	1955.4	—	72.7	5,221.8	4,420.1	3,836.3	3,397.0
100/16-34-067-04W6/0	W-100.000	MONT G1	PDP	65.4	4099.2	—	152.5	12,766.3	10,153.3	8,436.3	7,241.5
100/12-35-067-04W6/0	W-100.000	MONT G1	PDP	79.2	1882.8	—	70.0	7,053.2	5,752.4	4,867.5	4,235.5
100/13-35-067-04W6/0	W-100.000	MONT G1	PDP	85.4	1879.4	—	69.9	7,291.0	5,912.9	4,981.6	4,319.9
102/13-35-067-04W6/0	W-100.000	MONT G1	PDP	48.6	1455.5	—	54.1	4,468.0	3,753.8	3,242.7	2,862.9
100/12-36-067-04W6/0	W-100.000	MONT G1	PDP	33.4	294.1	—	10.9	808.6	703.9	621.6	555.9
102/13-36-067-04W6/0	W-100.000	MONT G1	PDP	60.5	1065.2	—	39.6	4,058.9	3,448.5	3,006.8	2,675.6
100/08-04-068-03W6/0	W-100.000	MONT G1	PDP	170.5	3256.6	—	121.1	17,197.6	14,793.9	13,141.5	11,938.7
100/09-04-068-03W6/0	W-100.000	MONT F3	PDP	191.1	3700.8	—	137.7	19,547.2	16,688.3	14,751.7	13,356.8
102/09-04-068-03W6/0	W-100.000	MONT G1	PDP	225.4	4295.8	—	159.8	23,125.7	19,569.2	17,202.8	15,519.6
103/09-04-068-03W6/0	W-100.000	MONT F3	PDP	158.1	3858.9	—	143.5	18,603.7	15,907.4	14,063.7	12,728.3
100/16-04-068-03W6/0	W-100.000	MONT G1	PDP	213.2	5051.1	—	187.9	25,180.9	21,213.8	18,585.8	16,723.7
102/16-04-068-03W6/0	W-100.000	MONT F3	PDP	157.2	4191.9	—	155.9	19,806.3	16,895.2	14,910.7	13,477.1
100/03-05-068-03W6/0	W-100.000	MONT G1	PDP	99.2	3704.1	—	137.8	13,460.7	10,712.3	8,926.8	7,691.0
100/05-05-068-03W6/0	W-100.000	MONT G1	PDP	94.5	3995.7	—	148.6	14,424.5	11,709.9	9,918.5	8,660.9
100/06-05-068-03W6/0	W-100.000	MONT G1	PDP	83.7	3131.3	—	116.5	11,126.1	9,149.4	7,814.4	6,861.6
100/12-05-068-03W6/0	W-100.000	MONT G1	PDP	98.0	4531.5	—	168.6	16,425.2	13,254.2	11,183.3	9,740.5
100/13-05-068-03W6/0	W-100.000	MONT G1	PDP	94.5	3879.5	—	144.3	14,035.1	11,357.5	9,593.7	8,358.0
102/13-05-068-03W6/0	W-100.000	MONT G1	PDP	83.2	2652.1	—	98.7	9,573.2	7,889.0	6,742.2	5,919.5
103/13-05-068-03W6/0	W-100.000	MONT F3	PDP	82.6	2344.9	—	87.2	8,611.9	7,125.9	6,105.7	5,369.6
102/01-09-068-03W6/0	W-100.000	MONT G1	PDP	99.5	4784.1	—	178.0	18,471.0	15,255.3	13,061.5	11,488.1
103/01-09-068-03W6/0	W-100.000	MONT G1	PDP	128.5	4896.5	—	182.2	19,894.5	16,244.5	13,818.6	12,108.9
100/08-09-068-03W6/0	W-100.000	MONT G1	PDP	107.0	4437.2	—	165.1	17,444.5	14,352.9	12,261.0	10,768.8
100/09-09-068-03W6/0	W-100.000	MONT G1	PDP	81.8	3703.2	—	137.8	14,138.5	11,907.9	10,337.0	9,182.5
102/09-09-068-03W6/0	W-100.000	MONT G1	PDP	92.4	3958.3	—	147.2	15,408.1	12,898.2	11,154.5	9,885.7
100/16-09-068-03W6/0	W-100.000	MONT G1	PDP	46.2	1663.4	—	61.9	6,253.6	5,567.3	5,038.3	4,620.2
102/16-09-068-03W6/0	W-100.000	MONT G1	PDP	98.1	3471.1	—	129.1	14,289.4	12,098.9	10,571.6	9,454.8
103/16-09-068-03W6/0	W-100.000	MONT F3	PDP	39.8	2146.1	—	79.8	7,923.4	7,021.8	6,325.3	5,774.5
102/04-01-068-04W6/0	W-100.000	MONT G1	PDP	17.3	685.1	—	25.5	1,369.6	1,206.5	1,079.2	977.6
100/12-01-068-04W6/0	W-100.000	MONT G1	PDP	68.2	2101.9	—	78.2	7,164.7	5,801.7	4,879.7	4,224.4
102/13-01-068-04W6/0	W-100.000	MONT G1	PDP	55.2	1871.9	—	69.6	5,947.5	4,876.0	4,137.2	3,604.6
100/05-02-068-04W6/0	W-100.000	MONT G1	PDP	94.2	1077.4	—	40.1	5,321.3	4,376.1	3,722.1	3,249.3
102/16-02-068-04W6/0	W-100.000	MONT G1	PDP	59.2	1173.1	—	43.6	4,291.1	3,622.7	3,143.2	2,786.3
100/04-09-068-04W6/0	W-100.000	MONT G1	PDP	78.2	2597.0	—	96.6	8,958.8	7,206.5	6,036.6	5,212.2
100/16-09-068-04W6/0	W-100.000	MONT G1	PDP	82.0	1323.0	—	49.2	6,642.9	5,906.6	5,352.1	4,920.4
102/16-09-068-04W6/0	W-100.000	MONT G1	PDP	122.3	1421.7	—	52.9	8,551.1	7,495.8	6,726.5	6,142.7
100/06-10-068-04W6/0	W-100.000	MONT G1	PDP	62.1	2021.2	—	75.2	6,652.8	5,487.2	4,680.9	4,097.0
102/06-10-068-04W6/0	W-100.000	MONT G1	PDP	35.6	658.1	—	24.5	2,036.6	1,784.7	1,590.5	1,437.3
100/12-10-068-04W6/0	W-100.000	MONT F3	PDP	24.5	398.7	—	14.8	1,110.3	1,003.5	916.9	845.4
103/12-10-068-04W6/0	W-100.000	MONT G1	PDP	27.8	339.5	—	12.6	1,815.4	1,704.5	1,609.6	1,527.6
100/01-12-068-04W6/0	W-100.000	MONT G1	PDP	46.2	630.5	—	23.5	2,645.0	2,358.1	2,134.0	1,954.7
100/01-15-068-04W6/0	W-100.000	MONT G1	PDP	64.5	500.3	—	18.6	3,263.4	2,857.2	2,547.3	2,304.3
100/04-15-068-04W6/0	W-100.000	MONT G1	PDP	54.0	807.2	—	30.0	2,979.6	2,517.8	2,178.9	1,922.4
100/12-15-068-04W6/0	W-100.000	MONT G1	PDP	109.7	1353.0	—	50.3	7,280.0	6,058.5	5,214.4	4,602.5

22-0154	2022-09-02 3:28:36 PM

Prices: December 2021 SEC Eff. Date: December 31, 2021 Currency: CAD	Hammerhead Resources Inc. Reserves and Net Present Value by Property Constant Prices and Costs as of December 31, 2021 Total Proved Reserves Total Company	Table 2

				Company WI & RI Reserves				Net Present Value Before Tax (M$)
Area and Property	Company Interest %	Zones	Reserve Class	Oil Mbbl	Gas MMcf	Cond. Mbbl	NGL Mbbl	@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%
100/02-16-068-04W6/0	W-100.000	MONT G1	PDP	99.6	1201.9	—	44.7	7,195.2	6,401.4	5,805.0	5,341.5
100/06-16-068-04W6/0	W-100.000	MONT G1	PDP	134.9	1104.7	—	41.1	8,634.7	7,545.0	6,752.7	6,152.9
100/07-16-068-04W6/0	W-100.000	MONT G1	PDP	90.1	832.6	—	31.0	4,479.0	3,741.3	3,217.5	2,831.0
102/07-16-068-04W6/0	W-100.000	MONT G1	PDP	101.2	1194.6	—	44.4	7,144.5	6,323.1	5,711.1	5,238.7
100/08-16-068-04W6/0	W-100.000	MONT G1	PDP	56.0	492.4	—	18.3	2,666.6	2,340.3	2,091.1	1,895.8
100/13-12-068-05W6/0	W-100.000	MONT G1	PDP	159.0	755.5	—	28.1	6,657.5	5,296.2	4,390.1	3,755.3

Subtotal 1.0 PDP				6,261.5	160,150.2	85.9	5,957.6	657,902.8	555,215.6	484,233.0	432,555.0

3.0 PUD
GC Core 4-6 Por 2400m-01	W-100.000	MONT G1	PUD	175.9	2199.1	—	81.8	9,880.3	7,999.7	6,642.1	5,625.7
GC Core 4-6 Por 2400m-02	W-100.000	MONT G1	PUD	175.9	2199.1	—	81.8	9,880.3	7,999.7	6,642.1	5,625.7
GC Core 4-6 Por 2400m-03	W-100.000	MONT G1	PUD	175.9	2199.1	—	81.8	9,877.5	7,835.4	6,379.8	5,303.4
GC Core 4-6 Por 2400m-04	W-100.000	MONT G1	PUD	175.9	2199.1	—	81.8	9,877.5	7,835.4	6,379.8	5,303.4
GC Core 4-6 Por 2400m-05	W-100.000	MONT G1	PUD	175.9	2199.1	—	81.8	9,877.5	7,835.4	6,379.8	5,303.4
GC Core 4-6 Por 2400m-06	W-100.000	MONT G1	PUD	175.8	2196.9	—	81.7	9,873.9	7,554.0	5,913.7	4,710.2
GC Core 4-6 Por 2400m-07	W-100.000	MONT G1	PUD	175.8	2196.9	—	81.7	9,873.9	7,554.0	5,913.7	4,710.2
GC Core 4-6 Por 2400m-08	W-100.000	MONT G1	PUD	175.8	2196.9	—	81.7	9,872.1	7,553.0	5,941.6	4,779.2
GC Core 4-6 Por 2400m-09	W-100.000	MONT G1	PUD	175.8	2196.9	—	81.7	9,870.5	7,490.7	5,847.1	4,668.6
GC Core 4-6 Por 2400m-10	W-100.000	MONT G1	PUD	175.8	2196.9	—	81.7	9,870.5	7,490.7	5,847.1	4,668.6
GC Core 4-6 Por 2400m-11	W-100.000	MONT G1	PUD	175.9	2199.1	—	81.8	9,868.8	7,427.0	5,751.1	4,556.8
GC Core 4-6 Por 2400m-12	W-100.000	MONT G1	PUD	175.6	2194.8	—	81.6	9,867.4	7,367.4	5,662.5	4,454.6
GC Core 4-6 Por 2400m-13	W-100.000	MONT G1	PUD	175.9	2199.0	—	81.8	9,865.2	7,306.8	5,572.6	4,351.7
GC Core 4-6 Por 2400m-14	W-100.000	MONT G1	PUD	175.9	2199.0	—	81.8	9,864.0	7,246.9	5,484.3	4,251.1
GC Core 4-6 Por 2400m-15	W-100.000	MONT G1	PUD	175.8	2196.9	—	81.7	9,861.1	7,127.6	5,310.9	4,056.0
GC Core 4-6 Por 2400m-16	W-100.000	MONT G1	PUD	175.9	2199.0	—	81.8	9,859.4	7,066.8	5,223.3	3,958.4
GC Core 4-6 Por 2400m-17	W-100.000	MONT G1	PUD	175.6	2194.8	—	81.6	9,858.9	7,012.2	5,145.5	3,872.7
GC Core 4-6 Por 2400m-18	W-100.000	MONT G1	PUD	175.8	2196.9	—	81.7	9,854.2	6,840.4	4,904.2	3,610.0
GC Core 4-6 Por 2400m-19	W-100.000	MONT G1	PUD	175.9	2199.0	—	81.8	9,853.2	6,811.2	4,863.7	3,566.4
GC Core 4-6 Por 2400m-20	W-100.000	MONT G1	PUD	175.8	2196.9	—	81.7	9,852.4	6,783.7	4,825.9	3,526.0
GC Core 4-6 Por 2400m-21	W-100.000	MONT G1	PUD	175.9	2199.0	—	81.8	9,851.3	6,754.6	4,786.0	3,483.4
GC Core 4-6 Por 2400m-22	W-100.000	MONT G1	PUD	175.9	2199.0	—	81.8	9,851.3	6,754.6	4,786.0	3,483.4
GC Core 4-6 Por 2400m-23	W-100.000	MONT G1	PUD	175.9	2199.0	—	81.8	9,850.5	6,725.6	4,746.2	3,441.1
GC Core 4-6 Por 2400m-24	W-100.000	MONT G1	PUD	175.8	2197.0	—	81.7	9,851.1	6,702.4	4,714.3	3,407.5
GC Core 4-6 Por 2400m-25	W-100.000	MONT G1	PUD	175.6	2194.8	—	81.6	9,849.5	6,673.4	4,675.3	3,366.5
GC Core 4-6 Por 2400m-26	W-100.000	MONT G1	PUD	175.8	2196.9	—	81.7	9,848.7	6,646.8	4,639.2	3,328.6
GC Core 4-6 Por 2400m-27	W-100.000	MONT G1	PUD	175.9	2199.1	—	81.8	9,847.7	6,618.5	4,601.1	3,288.6
GC Core 4-6 Por 2400m-28	W-100.000	MONT G1	PUD	175.8	2196.9	—	81.7	9,847.1	6,591.9	4,565.5	3,251.6
GC Core 4-6 Por 2800m-01	W-100.000	MONT G1	PUD	206.3	2562.1	—	95.3	11,917.9	7,979.2	5,545.7	3,971.1
GC Core 4-6 Por 2800m-02	W-100.000	MONT G1	PUD	206.1	2559.9	—	95.2	11,916.7	7,945.1	5,500.0	3,923.4
GC Core 6+ Por 2000-01	W-100.000	MONT G1	PUD	182.8	4012.4	—	149.3	16,747.8	13,325.0	10,998.2	9,324.8
GC Core 6+ Por 2000-02	W-100.000	MONT G1	PUD	182.8	4012.4	—	149.3	16,747.8	13,325.0	10,998.2	9,324.8
GC Core 6+ Por 2000-03	W-100.000	MONT G1	PUD	182.8	4012.4	—	149.3	16,747.8	13,325.0	10,998.2	9,324.8
GC Core 6+ Por 2600-01	W-100.000	MONT G1	PUD	237.0	5216.5	—	194.1	22,750.2	18,563.2	15,744.7	13,725.5
GC Core 6+ Por 2600-02	W-100.000	MONT G1	PUD	237.0	5216.5	—	194.1	22,750.2	18,563.2	15,744.7	13,725.5
GC Core F3 2000-01	W-100.000	MONT F3	PUD	135.9	2515.0	—	93.6	9,962.2	8,031.7	6,652.5	5,628.4
GC Core F3 2000-02	W-100.000	MONT F3	PUD	135.9	2515.0	—	93.6	9,962.2	8,031.7	6,652.5	5,628.4
GC Core F3 2400-01	W-100.000	MONT F3	PUD	165.3	3084.8	—	114.8	12,795.7	10,366.1	8,652.8	7,389.5
GC Core F3 2400-02	W-100.000	MONT F3	PUD	165.3	3084.8	—	114.8	12,795.7	10,366.1	8,652.8	7,389.5
GC Core F3 2400-03	W-100.000	MONT F3	PUD	165.3	3084.8	—	114.8	12,795.7	10,366.1	8,652.8	7,389.5
GC Core F3 2400-04	W-100.000	MONT F3	PUD	165.3	3084.7	—	114.7	12,791.6	10,153.4	8,311.6	6,966.9
GC Core F3 2400-05	W-100.000	MONT F3	PUD	165.3	3084.7	—	114.7	12,791.6	10,153.4	8,311.6	6,966.9
GC Core F3 2400-06	W-100.000	MONT F3	PUD	165.3	3084.7	—	114.7	12,791.6	10,153.4	8,311.6	6,966.9
GC Core F3 2400-07	W-100.000	MONT F3	PUD	165.3	3084.9	—	114.8	12,789.8	9,830.7	7,781.1	6,296.4
GC Core F3 2400-08	W-100.000	MONT F3	PUD	165.3	3084.7	—	114.7	12,786.3	9,788.1	7,740.6	6,277.7
GC Core F3 2400-09	W-100.000	MONT F3	PUD	165.3	3084.7	—	114.7	12,786.3	9,788.1	7,740.6	6,277.7
GC Core F3 2400-10	W-100.000	MONT F3	PUD	165.3	3084.7	—	114.7	12,785.0	9,707.9	7,617.9	6,132.7
GC Core F3 2400-11	W-100.000	MONT F3	PUD	165.3	3084.7	—	114.7	12,785.0	9,707.9	7,617.9	6,132.7
GC Core F3 2400-12	W-100.000	MONT F3	PUD	165.3	3084.6	—	114.7	12,782.8	9,625.8	7,493.6	5,986.7
GC Core F3 2400-13	W-100.000	MONT F3	PUD	165.3	3084.8	—	114.8	12,782.8	9,549.5	7,378.3	5,852.3
GC Core F3 2400-14	W-100.000	MONT F3	PUD	165.3	3084.8	—	114.8	12,781.5	9,471.2	7,261.4	5,717.1
GC Core F3 2400-15	W-100.000	MONT F3	PUD	165.3	3084.8	—	114.8	12,780.2	9,393.7	7,146.4	5,585.1
GC Core F3 2400-16	W-100.000	MONT F3	PUD	165.3	3084.8	—	114.8	12,774.5	9,090.6	6,705.6	5,088.3
GC Core F3 2400-17	W-100.000	MONT F3	PUD	165.3	3084.8	—	114.8	12,773.8	9,054.3	6,653.7	5,030.8
GC Core F3 2400-18	W-100.000	MONT F3	PUD	165.3	3084.8	—	114.8	12,773.1	9,016.1	6,599.4	4,970.7
GC Core F3 2600-01	W-100.000	MONT F3	PUD	178.2	3307.6	—	123.0	13,901.0	11,457.2	9,735.5	8,463.7
GC Core F3 2600-02	W-100.000	MONT F3	PUD	178.2	3307.6	—	123.0	13,901.0	11,457.2	9,735.5	8,463.7
GC Feature 1400m-1	W-100.000	MONT G1	PUD	127.2	1778.1	—	66.1	6,948.9	5,097.0	3,830.3	2,939.1
GC Feature 1400m-2	W-100.000	MONT G1	PUD	127.2	1778.1	—	66.1	6,948.2	5,075.0	3,798.4	2,903.3
GC Feature 1400m-3	W-100.000	MONT G1	PUD	127.2	1778.3	—	66.2	6,948.9	5,058.0	3,773.3	2,875.4
GC Feature 1400m-4	W-100.000	MONT G1	PUD	127.2	1778.3	—	66.2	6,948.2	5,036.3	3,742.2	2,840.8
GC Feature 1400m-5	W-100.000	MONT G1	PUD	127.2	1778.4	—	66.2	6,948.2	5,016.5	3,713.5	2,809.0
GC Feature 1400m-6	W-100.000	MONT G1	PUD	127.1	1776.0	—	66.1	6,946.6	4,994.5	3,682.6	2,775.0

Subtotal 3.0 PUD				10,724.8	166,967.0	—	6,211.2	715,292.3	539,468.5	421,620.1	339,016.6

Subtotal Gold Creek				16,986.3	327,117.2	85.9	12,168.8	1,373,195.2	1,094,684.1	905,853.1	771,571.6

Karr
1.0 PDP
100/04-32-063-01W6/0	W-35.000	MONT G1	PDP	21.3	89.5	—	3.2	668.7	613.2	567.4	529.2
100/15-06-064-01W6/0	W-35.000	MONT F3	PDP	9.9	33.6	—	1.2	246.4	235.5	225.9	217.3
102/13-01-064-03W6/0	W-35.000	MONT G	PDP	65.6	852.6	—	30.7	5,039.4	4,532.7	4,148.0	3,846.1
100/01-11-064-03W6/0	W-100.000	MONT G1	PDP	111.7	3133.0	—	112.8	10,851.6	8,899.3	7,562.1	6,600.5
100/16-13-064-03W6/0	W-50.000	MONT G1	PDP	82.7	671.0	—	24.2	5,438.7	4,993.8	4,639.9	4,351.8
100/05-16-064-03W6/0	W-100.000	MONT F3	PDP	113.6	2191.9	—	78.9	7,756.6	6,352.8	5,377.9	4,670.7
100/04-21-064-03W6/2	W-100.000	MONT F3	PDP	172.3	1563.7	—	56.3	8,059.6	6,518.0	5,467.8	4,717.7
100/14-21-064-03W6/0	W-100.000	MONT F3	PDP	173.7	1289.7	—	46.4	8,135.7	6,768.8	5,813.6	5,115.7
102/13-26-064-03W6/0	W-100.000	MONT F3	PDP	172.5	1651.9	—	59.5	9,744.4	8,067.3	6,912.6	6,078.5
100/04-32-064-03W6/0	W-100.000	MONT F3	PDP	42.7	349.0	—	12.6	1,238.3	1,098.2	986.6	896.2
100/11-32-064-03W6/2	W-100.000	MONT G1	PDP	106.0	1040.4	—	37.5	4,984.2	4,233.2	3,686.5	3,274.5
103/13-32-064-03W6/0	W-100.000	MONT F3	PDP	108.1	833.2	—	30.0	5,183.5	4,490.2	3,977.2	3,584.6

22-0154	2022-09-02 3:28:36 PM

Prices: December 2021 SEC Eff. Date: December 31, 2021 Currency: CAD	Hammerhead Resources Inc. Reserves and Net Present Value by Property Constant Prices and Costs as of December 31, 2021 Total Proved Reserves Total Company	Table 2

				Company WI & RI Reserves				Net Present Value Before Tax (M$)
Area and Property	Company Interest %	Zones	Reserve Class	Oil Mbbl	Gas MMcf	Cond. Mbbl	NGL Mbbl	@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%
100/15-03-065-03W6/2	W-100.000	MONT BD	PDP	31.5	442.4	—	15.9	1,127.7	1,017.8	928.2	854.1
100/16-03-065-03W6/0	W-100.000	MONT SXMTH	PDP	72.6	107.8	—	3.9	2,140.2	1,913.1	1,732.0	1,584.9
1S0/04-05-065-03W6/0	W-100.000	MONT F3	PDP	54.6	680.2	—	24.5	2,880.3	2,584.2	2,348.6	2,157.2
100/12-06-065-03W6/0	W-100.000	MONT G1	PDP	215.6	2016.9	—	72.6	13,778.6	11,687.5	10,231.1	9,164.4
100/07-08-065-03W6/0	W-100.000	MONT G1	PDP	35.9	369.9	—	13.3	1,112.3	1,006.8	920.5	848.9
100/08-08-065-03W6/0	W-100.000	MONT F3	PDP	79.9	706.3	—	25.4	4,320.2	3,740.0	3,302.1	2,962.6
102/04-16-065-03W6/0	W-100.000	DUN	PDP	6.8	40.0	—	1.4	79.5	76.8	74.3	72.1
100/02-21-065-03W6/0	W-100.000	MONT F3	PDP	18.7	269.5	—	9.7	545.6	507.9	475.7	447.9
100/14-21-065-03W6/0	W-100.000	MONT F3	PDP	16.1	298.2	—	10.7	591.9	545.6	506.5	473.3
100/04-23-065-03W6/2	W-100.000	MONT F3	PDP	—	224.9	9.3	8.1	203.4	189.2	177.2	166.8
102/13-27-065-03W6/0	W-100.000	MONT F3	PDP	9.9	130.5	—	4.7	216.4	205.3	195.5	186.9
102/13-28-065-03W6/0	W-100.000	MONT F3	PDP	13.4	220.8	—	7.9	437.4	410.5	387.2	366.8
102/15-28-065-03W6/0	W-100.000	MONT F3	PDP	3.6	107.9	—	3.9	100.0	96.3	92.9	89.9
100/16-28-065-03W6/3	W-100.000	MONT F3	PDP	1.6	31.5	—	1.1	30.9	29.9	28.9	28.1
102/16-31-065-03W6/0	W-100.000	MONT G1	PDP	28.4	117.0	—	4.2	484.7	450.5	421.2	396.1
100/14-33-065-03W6/0	W-100.000	MONT F3	PDP	9.9	181.8	—	6.5	289.8	272.4	257.2	244.0
100/09-01-065-04W6/2	W-100.000	MONT G1	PDP	117.2	650.6	—	23.4	6,464.0	5,667.1	5,063.6	4,593.4
103/09-01-065-04W6/0	W-100.000	MONT F3	PDP	151.3	2320.7	—	83.5	12,040.2	10,251.8	8,985.2	8,045.9
100/16-01-065-04W6/3	W-100.000	MONT G1	PDP	112.5	1289.1	—	46.4	6,119.6	5,249.4	4,613.1	4,131.0
102/16-01-065-04W6/0	W-100.000	MONT F3	PDP	67.7	488.9	—	17.6	3,567.6	3,227.0	2,953.4	2,729.6
100/13-34-065-04W6/4	W-100.000	MONT G1	PDP	144.5	1234.6	—	44.4	6,929.3	5,773.8	4,959.1	4,360.2
100/04-02-066-03W6/3	W-100.000	MONT F3	PDP	13.9	125.9	—	4.5	287.8	273.1	260.2	248.7
100/07-06-066-03W6/0	W-100.000	MONT G1	PDP	126.0	822.1	—	29.6	7,774.3	6,922.1	6,267.0	5,749.7
102/09-06-066-03W6/0	W-100.000	MONT F3	PDP	103.9	926.5	—	33.4	6,798.2	6,060.0	5,490.1	5,038.5
103/01-07-066-03W6/0	W-100.000	MONT G1	PDP	162.6	845.0	—	30.4	7,134.3	5,986.4	5,177.9	4,583.9
104/01-07-066-03W6/0	W-100.000	MONT G1	PDP	190.3	1401.5	—	50.5	9,555.2	7,833.7	6,657.5	5,813.4
100/08-07-066-03W6/0	W-100.000	MONT F3	PDP	41.4	264.7	—	9.5	1,550.0	1,410.8	1,296.4	1,201.0
100/16-08-066-03W6/2	W-75.000	MONT F3	PDP	6.7	165.6	—	6.0	190.9	181.6	173.4	166.0
102/13-09-066-03W6/0	W-100.000	MONT G1	PDP	12.9	180.4	—	6.5	348.9	327.7	309.3	293.2
100/16-10-066-03W6/2	W-75.000	MONT G1	PDP	12.3	31.9	—	1.1	132.1	126.2	120.9	116.1
100/02-16-066-03W6/0	W-100.000	MONT G1	PDP	25.1	99.5	—	3.6	485.3	456.2	430.9	408.9
100/08-21-066-03W6/0	W-100.000	MONT G1	PDP	68.7	453.5	—	16.3	2,954.4	2,601.4	2,326.7	2,108.3
102/14-13-066-04W6/2	W-100.000	MONT G1	PDP	—	450.4	50.5	16.2	1,104.7	974.0	872.4	791.7
102/15-14-066-04W6/0	W-100.000	MONT G1	PDP	291.8	2372.5	—	85.4	20,422.6	18,390.2	16,905.3	15,769.8
102/16-14-066-04W6/2	W-100.000	MONT G1	PDP	291.8	2372.5	—	85.4	19,714.3	17,717.0	16,263.9	15,157.3
103/16-14-066-04W6/0	W-100.000	MONT F3	PDP	232.1	2357.0	—	84.9	17,593.6	16,004.1	14,814.2	13,887.4
102/16-23-066-04W6/0	W-100.000	MONT G1	PDP	26.0	178.3	—	6.4	613.5	572.2	536.7	506.1
100/12-24-066-04W6/0	W-100.000	MONT G1	PDP	127.9	1411.8	—	50.8	7,041.1	5,948.3	5,166.9	4,585.6
102/12-24-066-04W6/0	W-100.000	MONT F3	PDP	111.3	2273.4	—	81.8	8,616.2	7,184.2	6,179.7	5,443.6
103/12-24-066-04W6/0	W-100.000	MONT G1	PDP	156.0	2366.6	—	85.2	10,934.0	9,064.8	7,771.9	6,833.7

Subtotal 1.0 PDP				4,372.4	44,727.9	59.8	1,610.2	254,058.1	219,739.7	195,040.7	176,490.1

3.0 PUD
PR-KNE-3000m-01	W-100.000	MONT F3	PUD	276.4	1625.0	—	58.5	9,067.8	6,020.3	4,102.7	2,853.3
PR-KNE-3000m-02	W-100.000	MONT F3	PUD	277.1	1630.1	—	58.7	9,066.3	5,994.1	4,068.0	2,817.8
PR-KNW F-2400m-001	W-100.000	MONT F3	PUD	214.9	2202.7	—	79.3	9,260.4	7,374.9	5,992.5	4,948.7
PR-KNW F-2400m-002	W-100.000	MONT F3	PUD	214.9	2202.7	—	79.3	9,260.4	7,374.9	5,992.5	4,948.7
PR-KNW F-2400m-003	W-100.000	MONT F3	PUD	214.3	2195.0	—	79.0	9,238.2	6,463.2	4,641.7	3,406.6
PR-KNW F-2400m-004	W-100.000	MONT F3	PUD	214.5	2197.4	—	79.1	9,234.6	6,381.8	4,529.6	3,286.8
PR-KNW F-2400m-005	W-100.000	MONT F3	PUD	214.9	2202.7	—	79.3	9,234.4	6,356.7	4,494.9	3,250.0
PR-KNW F-2400m-006	W-100.000	MONT F3	PUD	214.5	2197.7	—	79.1	9,229.8	6,177.1	4,252.6	2,997.4
PR-KNW F-2400m-007	W-100.000	MONT F3	PUD	214.1	2192.3	—	78.9	9,226.7	6,123.3	4,181.8	2,924.9
PR-KNW F-2400m-008	W-100.000	MONT F3	PUD	214.1	2192.3	—	78.9	9,226.7	6,123.3	4,181.8	2,924.9
PR-KNW F-2400m-009	W-100.000	MONT F3	PUD	213.9	2189.7	—	78.8	9,225.7	6,098.6	4,149.5	2,892.1
PR-KNW F-2400m-010	W-100.000	MONT F3	PUD	213.9	2189.7	—	78.8	9,225.7	6,098.6	4,149.5	2,892.1
PR-KNW F-2400m-011	W-100.000	MONT F3	PUD	214.5	2197.4	—	79.1	9,224.3	6,072.5	4,115.0	2,856.9
PR-KNW F-3000m-001	W-100.000	MONT F3	PUD	272.8	2776.6	—	100.0	12,468.3	9,304.0	7,141.9	5,604.3
PR-KNW F-3000m-002	W-100.000	MONT F3	PUD	272.6	2774.0	—	99.9	12,467.2	9,263.9	7,082.5	5,536.1
PR-KNW F-3000m-003	W-100.000	MONT F3	PUD	272.6	2774.1	—	99.9	12,466.3	9,190.7	6,974.1	5,412.8
PR-KNW F-3000m-004	W-100.000	MONT F3	PUD	272.2	2768.9	—	99.7	12,461.9	9,001.4	6,698.6	5,102.9
PR-KNW F-3000m-005	W-100.000	MONT F3	PUD	273.0	2779.1	—	100.0	12,459.9	8,892.3	6,541.5	4,928.6
PR-KNW F-3000m-006	W-100.000	MONT F3	PUD	272.8	2776.5	—	100.0	12,458.9	8,854.0	6,487.1	4,868.6
PR-KNW F-3000m-007	W-100.000	MONT F3	PUD	272.6	2773.9	—	99.9	12,457.8	8,815.7	6,432.8	4,808.9
PR-KNW F-3000m-008	W-100.000	MONT F3	PUD	272.8	2776.7	—	100.0	12,458.9	8,786.3	6,390.9	4,763.6
PR-KNW F-3000m-009	W-100.000	MONT F3	PUD	272.6	2774.1	—	99.9	12,457.6	8,748.6	6,338.0	4,706.0
PR-KNW F-3000m-010	W-100.000	MONT F3	PUD	273.0	2779.3	—	100.1	12,457.5	8,714.3	6,289.6	4,653.5
PR-KNW F-3000m-011	W-100.000	MONT F3	PUD	272.8	2776.7	—	100.0	12,456.5	8,677.0	6,237.6	4,597.2
PR-KNW F-3000m-018	W-100.000	MONT F3	PUD	272.8	2776.8	—	100.0	12,450.2	8,363.3	5,807.7	4,141.3
PR-KNW G-2400m-001	W-100.000	MONT G1	PUD	266.9	2184.8	—	78.7	11,668.6	9,302.5	7,602.9	6,335.9
PR-KNW G-2400m-002	W-100.000	MONT G1	PUD	266.9	2184.8	—	78.7	11,668.6	9,302.5	7,602.9	6,335.9
PR-KNW G-2400m-003	W-100.000	MONT G1	PUD	266.9	2184.8	—	78.7	11,646.7	8,191.1	5,940.2	4,415.8
PR-KNW G-2400m-004	W-100.000	MONT G1	PUD	267.1	2186.9	—	78.7	11,644.8	8,121.5	5,842.6	4,310.0
PR-KNW G-2400m-006	W-100.000	MONT G1	PUD	266.9	2184.8	—	78.7	11,637.9	7,796.4	5,398.0	3,838.9
PR-KNW G-2400m-007	W-100.000	MONT G1	PUD	267.4	2189.2	—	78.8	11,636.8	7,763.4	5,353.6	3,792.7
PR-KNW G-2400m-008	W-100.000	MONT G1	PUD	267.4	2189.2	—	78.8	11,636.8	7,763.4	5,353.6	3,792.7
PR-KNW G-2400m-009	W-100.000	MONT G1	PUD	267.2	2187.0	—	78.7	11,635.7	7,730.0	5,309.2	3,746.8
PR-KNW G-2400m-010	W-100.000	MONT G1	PUD	266.9	2184.8	—	78.7	11,635.1	7,699.0	5,268.1	3,704.6
PR-KNW G-2400m-011	W-100.000	MONT G1	PUD	267.2	2187.0	—	78.7	11,633.8	7,666.0	5,224.5	3,659.8
PR-KNW G-3000m-001	W-100.000	MONT G1	PUD	339.9	2778.7	—	100.0	15,662.8	11,696.9	9,028.2	7,145.5
PR-KNW G-3000m-002	W-100.000	MONT G1	PUD	339.7	2776.5	—	100.0	15,661.7	11,647.0	8,953.6	7,059.2
PR-KNW G-3000m-003	W-100.000	MONT G1	PUD	339.7	2776.5	—	100.0	15,660.3	11,554.5	8,816.2	6,901.4
PR-KNW G-3000m-004	W-100.000	MONT G1	PUD	339.7	2776.5	—	100.0	15,656.5	11,317.9	8,468.8	6,506.9
PR-KNW G-3000m-005	W-100.000	MONT G1	PUD	340.1	2780.9	—	100.1	15,655.1	11,180.8	8,270.1	6,284.5
PR-KNW G-3000m-006	W-100.000	MONT G1	PUD	339.9	2778.7	—	100.0	15,654.3	11,133.1	8,201.8	6,208.5
PR-KNW G-3000m-007	W-100.000	MONT G1	PUD	339.7	2776.5	—	100.0	15,653.2	11,085.4	8,133.6	6,133.0
PR-KNW G-3000m-008	W-100.000	MONT G1	PUD	339.5	2774.5	—	99.9	15,654.1	11,047.2	8,079.2	6,073.5
PR-KNW G-3000m-009	W-100.000	MONT G1	PUD	339.3	2772.2	—	99.8	15,652.4	11,000.0	8,012.7	6,000.5
PR-KNW G-3000m-010	W-100.000	MONT G1	PUD	339.1	2770.0	—	99.7	15,651.4	10,956.1	7,950.9	5,933.1
PR-KNW G-3000m-011	W-100.000	MONT G1	PUD	340.3	2783.0	—	100.2	15,650.2	10,910.3	7,886.0	5,862.0
PR-KNW G-3000m-012	W-100.000	MONT G1	PUD	340.1	2780.9	—	100.1	15,650.1	10,867.0	7,825.3	5,796.2

22-0154	2022-09-02 3:28:36 PM

Prices: December 2021 SEC Eff. Date: December 31, 2021 Currency: CAD	Hammerhead Resources Inc. Reserves and Net Present Value by Property Constant Prices and Costs as of December 31, 2021 Total Proved Reserves Total Company	Table 2

				Company WI & RI Reserves				Net Present Value Before Tax (M$)
Area and Property	Company Interest %	Zones	Reserve Class	Oil Mbbl	Gas MMcf	Cond. Mbbl	NGL Mbbl	@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%
PR-KNW G-3000m-013	W-100.000	MONT G1	PUD	339.9	2778.7	—	100.0	15,649.3	10,820.9	7,761.0	5,726.6
PR-KNW G-3000m-018	W-100.000	MONT G1	PUD	339.5	2774.5	—	99.9	15,645.6	10,516.9	7,342.9	5,280.7
PR-KNW G-3000m-019	W-100.000	MONT G1	PUD	339.3	2772.2	—	99.8	15,643.9	10,472.0	7,282.4	5,217.2
PR-KNW G-3000m-020	W-100.000	MONT G1	PUD	339.1	2770.0	—	99.7	15,642.8	10,430.1	7,226.2	5,158.6
PR-KNW G-3000m-021	W-100.000	MONT G1	PUD	340.3	2783.0	—	100.2	15,641.6	10,386.5	7,167.2	5,096.7
PR-KNW G-3000m-022	W-100.000	MONT G1	PUD	340.1	2780.9	—	100.1	15,641.4	10,345.2	7,112.0	5,039.5
PR-KSO SE-3000m-01	W-35.000	MONT F3,G	PUD	116.9	474.5	—	17.1	3,647.2	2,822.0	2,213.0	1,750.9
PR-KSO SE-3000m-02	W-35.000	MONT F3,G	PUD	116.9	474.5	—	17.1	3,647.2	2,822.0	2,213.0	1,750.9
PR-KSO SE-3000m-03	W-35.000	MONT F3,G	PUD	116.9	474.5	—	17.1	3,647.2	2,822.0	2,213.0	1,750.9
PR-KSO SE-3000m-04	W-35.000	MONT F3,G	PUD	116.9	474.5	—	17.1	3,647.2	2,822.0	2,213.0	1,750.9
PR-KSO SE-3000m-05	W-35.000	MONT F3,G	PUD	117.0	475.0	—	17.1	3,643.9	2,698.2	2,036.4	1,560.0
PR-KSO SE-3000m-06	W-35.000	MONT F3,G	PUD	116.9	474.5	—	17.1	3,643.7	2,687.5	2,020.9	1,542.7
PR-KSO SE-3000m-07	W-35.000	MONT F3,G	PUD	117.1	475.6	—	17.1	3,643.4	2,676.1	2,004.1	1,523.9
PR-KSO SE-3000m-08	W-35.000	MONT F3,G	PUD	117.0	475.0	—	17.1	3,643.4	2,665.5	1,988.9	1,507.0
PR-KSO SE-3000m-09	W-35.000	MONT F3,G	PUD	116.9	474.5	—	17.1	3,643.0	2,654.0	1,972.3	1,488.6
PR-KSO SE-3000m-10	W-35.000	MONT F3,G	PUD	116.8	473.9	—	17.1	3,642.6	2,642.5	1,955.7	1,470.4
PR-KSO SE-3000m-11	W-35.000	MONT F3,G	PUD	116.7	473.3	—	17.0	3,642.2	2,631.9	1,940.7	1,453.9
PR-KSO SE-3000m-12	W-35.000	MONT F3,G	PUD	117.1	475.6	—	17.1	3,641.0	2,598.8	1,893.7	1,402.6
PR-KSO SE-3000m-13	W-35.000	MONT F3,G	PUD	117.1	475.6	—	17.1	3,641.0	2,598.8	1,893.7	1,402.6
PR-KSO SE-3000m-14	W-35.000	MONT F3,G	PUD	117.0	475.0	—	17.1	3,640.7	2,587.5	1,877.7	1,385.2
PR-KSO SE-3000m-15	W-35.000	MONT F3,G	PUD	117.0	475.0	—	17.1	3,640.7	2,587.5	1,877.7	1,385.2
PR-KSO SE-3000m-16	W-35.000	MONT F3,G	PUD	116.9	474.5	—	17.1	3,641.1	2,579.2	1,866.0	1,372.9
PR-KSO SE-3000m-17	W-35.000	MONT F3,G	PUD	116.9	474.5	—	17.1	3,641.1	2,579.2	1,866.0	1,372.9
PR-KSO SE-3000m-18	W-35.000	MONT F3,G	PUD	117.0	475.0	—	17.1	3,640.8	2,568.1	1,850.5	1,356.1
PR-KSO SE-3000m-19	W-35.000	MONT F3,G	PUD	117.1	475.6	—	17.1	3,637.7	2,473.3	1,720.6	1,219.2
PR-KSO SE-3000m-20	W-35.000	MONT F3,G	PUD	117.1	475.6	—	17.1	3,637.7	2,473.3	1,720.6	1,219.2
PR-KSO SE-3000m-21	W-35.000	MONT F3,G	PUD	117.0	475.0	—	17.1	3,637.3	2,462.5	1,706.0	1,204.1
PR-KSO SE-3000m-22	W-35.000	MONT F3,G	PUD	117.0	475.0	—	17.1	3,637.3	2,462.5	1,706.0	1,204.1
PR-KSO SE-3000m-23	W-35.000	MONT F3,G	PUD	116.9	474.5	—	17.1	3,637.6	2,454.5	1,695.4	1,193.3
PR-KSO SE-3000m-24	W-35.000	MONT F3,G	PUD	116.9	474.5	—	17.1	3,637.6	2,454.5	1,695.4	1,193.3
PR-KSO SE-3000m-25	W-35.000	MONT F3,G	PUD	117.0	475.0	—	17.1	3,637.2	2,443.9	1,681.3	1,178.8
PR-KSO-2600m-01	W-100.000	MONT F3,G	PUD	272.4	1976.5	—	71.2	11,089.0	8,616.7	6,826.5	5,495.1
PR-KSO-2600m-02	W-100.000	MONT F3,G	PUD	272.4	1976.5	—	71.2	11,089.0	8,616.7	6,826.5	5,495.1
PR-KSO-2600m-03	W-100.000	MONT F3,G	PUD	272.4	1976.5	—	71.2	11,089.0	8,616.7	6,826.5	5,495.1
PR-KSO-2600m-04	W-100.000	MONT F3,G	PUD	272.4	1976.5	—	71.2	11,089.0	8,616.7	6,826.5	5,495.1
PR-KSO-2600m-05	W-100.000	MONT F3,G	PUD	272.4	1976.5	—	71.2	11,089.0	8,616.7	6,826.5	5,495.1
PR-KSO-2600m-06	W-100.000	MONT F3,G	PUD	272.4	1976.5	—	71.2	11,089.0	8,616.7	6,826.5	5,495.1
PR-KSO-2600m-07	W-100.000	MONT F3,G	PUD	272.6	1978.8	—	71.2	11,062.0	7,459.9	5,162.8	3,652.2
PR-KSO-2600m-08	W-100.000	MONT F3,G	PUD	272.4	1976.5	—	71.2	11,060.6	7,427.5	5,119.7	3,607.8
PR-KSO-2600m-09	W-100.000	MONT F3,G	PUD	272.8	1981.1	—	71.3	11,060.2	7,398.2	5,080.4	3,567.3
PR-KSO-3000m-01	W-100.000	MONT F3,G	PUD	316.3	2310.4	—	83.2	13,297.8	10,816.6	8,975.9	7,565.9
PR-KSO-3000m-02	W-100.000	MONT F3,G	PUD	316.3	2310.4	—	83.2	13,297.8	10,816.6	8,975.9	7,565.9
PR-KSO-3000m-03	W-100.000	MONT F3,G	PUD	316.3	2310.4	—	83.2	13,297.8	10,816.6	8,975.9	7,565.9
PR-KSO-3000m-04	W-100.000	MONT F3,G	PUD	316.5	2312.7	—	83.3	13,290.5	10,339.4	8,222.6	6,654.7
PR-KSO-3000m-05	W-100.000	MONT F3,G	PUD	316.5	2312.7	—	83.3	13,290.5	10,339.4	8,222.6	6,654.7
PR-KSO-3000m-06	W-100.000	MONT F3,G	PUD	316.5	2312.7	—	83.3	13,290.5	10,339.4	8,222.6	6,654.7
PR-KSO-3000m-07	W-100.000	MONT F3,G	PUD	316.5	2312.7	—	83.3	13,290.5	10,339.4	8,222.6	6,654.7
PR-KSO-3000m-08	W-100.000	MONT F3,G	PUD	316.5	2312.7	—	83.3	13,290.5	10,339.4	8,222.6	6,654.7
PR-KSO-3000m-09	W-100.000	MONT F3,G	PUD	316.5	2312.7	—	83.3	13,290.5	10,339.4	8,222.6	6,654.7
PR-KSO-3000m-10	W-100.000	MONT F3,G	PUD	316.7	2314.9	—	83.3	13,282.7	9,883.0	7,532.5	5,853.5
PR-KSO-3000m-11	W-100.000	MONT F3,G	PUD	316.5	2312.6	—	83.3	13,281.7	9,840.7	7,470.1	5,782.7
PR-KSO-3000m-12	W-100.000	MONT F3,G	PUD	316.3	2310.4	—	83.2	13,281.2	9,801.4	7,412.5	5,717.6
PR-KSO-3000m-13	W-100.000	MONT F3,G	PUD	316.1	2308.1	—	83.1	13,279.9	9,759.2	7,350.9	5,648.2

Subtotal 3.0 PUD				24,460.0	192,287.3	—	6,922.3	1,030,932.4	740,997.9	549,860.7	418,546.0

Subtotal Karr				28,832.3	237,015.2	59.8	8,532.5	1,284,990.4	960,737.6	744,901.4	595,036.1

zSimonette
1.0 PDP
100/12-29-063-25W5/0	—	MONT F3	PDP	—	—	—	—	—	—	—	—
100/02-13-063-26W5/0	—	MONT F3	PDP	—	—	—	—	—	—	—	—
100/01-24-063-26W5/0	—	MONT F3	PDP	—	—	—	—	—	—	—	—
100/01-36-063-26W5/0	—	MONT F3	PDP	—	—	—	—	—	—	—	—
100/13-01-064-26W5/2	—	DUV	PDP	—	—	—	—	—	—	—	—
100/16-12-064-26W5/0	—	MONT F3	PDP	—	—	—	—	—	—	—	—

Subtotal 1.0 PDP				—	—	—	—	—	—	—	—

3.0 PNP
100/08-02-064-27W5/4	—	DUV	PA	—	—	—	—	—	—	—	—

Subtotal zSimonette				—	—	—	—	—	—	—	—

Subtotal Reserves				45,818.6	564,132.4	145.6	20,701.3	2,452,571.7	1,885,773.3	1,496,675.6	1,221,824.2

Total				45,818.6	564,132.4	145.6	20,701.3	2,452,571.7	1,885,773.3	1,496,675.6	1,221,824.2

22-0154	2022-09-02 3:28:36 PM

Prices: December 2021 SEC Eff. Date: December 31, 2021 Currency: CAD	Hammerhead Resources Inc. Forecast of Production and Revenue Before Tax - Company Share Constant Prices and Costs as of December 31, 2021 Proved Developed Producing Reserves Total Company	Table 1

		Crude Oil			Natural Gas			Condensate			Natural Gas Liquids			Sulphur & Other Revenue M$	Company Share Revenue M$
Year	WI Wells	WI & RI Volume Mbbl	Sales Price $/bbl	Sales Revenue M$	WI & RI Volume MMcf	Sales Price $/Mcf	Sales Revenue M$	WI & RI Volume Mbbl	Sales Price $/bbl	Sales Revenue M$	WI & RI Volume Mbbl	Sales Price $/bbl	Sales Revenue M$			BOE/d
2022	127.1	2519.6	77.49	195249.4	39683.7	3.93	155838.0	23.7	79.76	1887.9	1465.8	52.62	77133.9	—	430109.3	29104
2023	127.1	1506.3	77.49	116731.0	27774.6	3.93	109070.9	19.7	79.76	1569.2	1025.7	52.63	53980.6	—	281351.7	19674
2024	124.7	1123.9	77.50	87098.9	21687.4	3.93	85166.3	16.8	79.76	1343.2	800.8	52.63	42146.9	—	215755.3	15181
2025	122.2	896.9	77.50	69511.2	17766.4	3.93	69768.8	14.6	79.76	1166.6	656.0	52.63	34526.6	—	174973.1	12407
2026	116.7	739.2	77.49	57280.8	14984.9	3.93	58845.7	12.9	79.76	1031.3	553.4	52.63	29123.7	—	146281.5	10419
2027	112.7	625.4	77.49	48459.4	12934.2	3.93	50792.5	11.6	79.76	922.2	477.7	52.62	25140.0	—	125314.1	8960
2028	109.0	545.2	77.49	42246.2	11318.6	3.93	44448.1	9.5	79.76	757.1	418.1	52.62	22000.2	—	109451.6	7812
2029	104.6	470.9	77.48	36483.0	9939.2	3.93	39031.4	8.4	79.76	672.9	367.2	52.62	19321.1	—	95508.4	6858
2030	99.8	410.1	77.48	31772.3	8765.2	3.93	34420.8	7.1	79.76	562.7	323.8	52.62	17038.9	—	83794.7	6032
2031	91.5	354.1	77.48	27433.8	7528.9	3.93	29566.1	3.8	79.76	303.0	278.1	52.62	14635.4	—	71938.4	5180
2032	87.3	310.0	77.48	24020.4	6647.4	3.93	26104.3	3.4	79.76	273.5	245.6	52.62	12922.2	—	63320.4	4555
2033	79.9	263.6	77.48	20426.2	5688.3	3.93	22338.0	3.1	79.76	245.4	210.1	52.62	11057.3	—	54067.0	3904
2034	73.9	223.4	77.47	17308.9	4918.2	3.93	19313.9	2.8	79.76	220.9	181.7	52.61	9561.6	—	46405.4	3363
2035	69.7	192.2	77.46	14885.2	4283.9	3.93	16823.0	2.5	79.76	198.8	158.3	52.61	8328.7	—	40235.8	2923
2036	60.7	155.5	77.47	12046.8	3536.4	3.93	13887.3	2.2	79.76	179.4	130.7	52.61	6875.0	—	32988.5	2398

Rem.	—	297.6	77.42	23043.6	7420.7	3.93	29141.1	3.5	79.76	280.2	274.6	52.58	14438.9	—	66903.7	709

Total	—	10633.9	77.49	823997.1	204878.1	3.93	804556.3	145.6	79.76	11614.3	7567.8	52.62	398231.1	—	2038398.8	—

	Crown Royalties			Freehold Royalties			Overriding Royalties
	Unadj.	Royalty	Adj.	Unadj.	Royalty	Adj.	Unadj.	Royalty	Adj.	Mineral	Sask. Cap.			NPI
	Royalty	Adj.	Royalty	Royalty	Adj.	Royalty	Royalty	Adj.	Royalty	Tax	Surch.	Total Royalties & Taxes		Pymts.
Year	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	%	M$
2022	47174.4	4809.2	42365.3	—	—	—	1127.9	—	1127.9	—	—	43493.2	10.1	—
2023	43003.1	4108.5	38894.7	—	—	—	910.0	—	910.0	—	—	39804.7	14.1	—
2024	35833.2	3352.3	32480.9	—	—	—	744.7	—	744.7	—	—	33225.6	15.4	—
2025	28875.5	2724.2	26151.3	—	—	—	595.3	—	595.3	—	—	26746.6	15.3	—
2026	23969.6	2274.3	21695.2	—	—	—	502.5	—	502.5	—	—	22197.7	15.2	—
2027	20154.0	1965.7	18188.2	—	—	—	445.4	—	445.4	—	—	18633.6	14.9	—
2028	17311.2	1698.6	15612.6	—	—	—	384.6	—	384.6	—	—	15997.2	14.6	—
2029	14810.6	1464.8	13345.8	—	—	—	341.4	—	341.4	—	—	13687.2	14.3	—
2030	12678.6	1261.8	11416.8	—	—	—	286.1	—	286.1	—	—	11702.9	14.0	—
2031	10610.8	1055.0	9555.8	—	—	—	219.6	—	219.6	—	—	9775.3	13.6	—
2032	8961.2	893.6	8067.5	—	—	—	194.2	—	194.2	—	—	8261.7	13.0	—
2033	7313.6	730.6	6583.0	—	—	—	139.8	—	139.8	—	—	6722.8	12.4	—
2034	5924.8	598.6	5326.2	—	—	—	112.7	—	112.7	—	—	5438.8	11.7	—
2035	4743.0	484.9	4258.1	—	—	—	101.4	—	101.4	—	—	4359.6	10.8	—
2036	3609.3	372.4	3236.9	—	—	—	91.5	—	91.5	—	—	3328.4	10.1	—

Rem.	6158.2	673.9	5484.3	—	—	—	171.9	—	171.9	—	—	5656.1	8.5	—

Total	291131.1	28468.5	262662.6	—	—	—	6368.7	—	6368.7	—	—	269031.3	13.2	—

					Capital Costs			Future Net Revenue Before Tax
			ADR	Net Op.	Drilling	Equip. &	Total			NPV
	Operating Costs		Costs	Income	& Compl.	Facility	Capital	Annual	Cum.	@10.0%
Year	M$	$/BOE	M$	M$	M$	M$	M$	M$	M$	M$
2022	119583.2	11.26	—	267032.9	—	1600.0	1600.0	265432.9	265432.9	254534.5
2023	91723.6	12.77	—	149823.4	—	1600.0	1600.0	148223.4	413656.3	128958.0
2024	78099.4	14.06	299.5	104130.9	—	1600.0	1600.0	102530.9	516187.2	81011.1
2025	69098.4	15.26	—	79128.1	—	1600.0	1600.0	77528.1	593715.3	55659.2
2026	61677.4	16.22	—	62406.4	—	1600.0	1600.0	60806.4	654521.6	39677.5
2027	56134.3	17.16	—	50546.2	—	1440.0	1440.0	49106.2	703627.8	29125.7
2028	51931.8	18.16	—	41522.7	—	1280.0	1280.0	40242.7	743870.5	21700.4
2029	47721.8	19.07	—	34099.4	—	1120.0	1120.0	32979.4	776849.9	16163.7
2030	43934.5	19.95	—	28157.3	—	960.0	960.0	27197.3	804047.2	12118.3
2031	39198.0	20.73	—	22965.0	—	800.0	800.0	22165.0	826212.2	8978.7
2032	36220.6	21.73	—	18838.1	—	640.0	640.0	18198.1	844410.3	6703.0
2033	32368.1	22.72	—	14976.2	—	480.0	480.0	14496.2	858906.4	4853.9
2034	29103.1	23.71	—	11863.5	—	320.0	320.0	11543.5	870449.9	3513.9
2035	26689.4	25.01	—	9186.9	—	160.0	160.0	9026.9	879476.8	2498.5
2036	22882.4	26.07	150.3	6627.4	—	—	—	6627.4	886104.2	1668.7

Rem.	51040.7	28.16	26264.1	-16057.2	—	—	—	-16057.2	870047.0	628.9

Total	857406.6	16.33	26713.9	885247.0	—	15200.0	15200.0	870047.0	—	667794.1

	Remaining Reserves
Product	Gross Lease	W.I.	R.I.	Net
Crude Oil (Mbbl)	11,262.7	10,633.9	—	8,849.8
Natural Gas (MMcf)	209,190.8	204,878.1	—	187,537.6
Condensate (Mbbl)	145.6	145.6	—	97.6
Natural Gas Liquids (Mbbl)	7,678.4	7,567.8	—	5,824.6

Total (MBOE)	53,951.9	52,493.6	—	46,028.2

Net Present Value Before Tax - M$
@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%	@ 20.0%
870,047.0	756,602.0	667,794.1	600,308.6	548,137.2

RLI	4.17 yrs
Remaining Life	23 yrs
Price Schedule	C211231

22-0154	2022-09-02 3:28:49 PM

Prices: December 2021 SEC Eff. Date: December 31, 2021 Currency: CAD	Hammerhead Resources Inc. Reserves and Net Present Value by Property Constant Prices and Costs as of December 31, 2021 Proved Developed Producing Reserves Total Company	Table 2

				Company WI & RI Reserves				Net Present Value Before Tax (M$)
Area and Property	Company Interest %	Zones	Reserve Class	Oil Mbbl	Gas MMcf	Cond. Mbbl	NGL Mbbl	@ 0.0%	@ 5.0%	@10.0%	@ 15.0%
Alberta
Reserves
A Corporate
Facility
Corp ADR Facility CAPEX	W-100.000	Facility	NRA	—	—	—	—	-10,426.7	-2,405.9	-594.7	-156.5
Corp ADR Well CAPEX	W-100.000	Facility	NRA	—	—	—	—	-16,287.2	-4,012.1	-1,185.2	-470.9
Corp Maint CAPEX	W-100.000	Facility	NRA	—	—	—	—	-15,200.0	-11,935.3	-9,699.7	-8,109.0

Subtotal Facility				—	—	—	—	-41,913.9	-18,353.3	-11,479.6	-8,736.4

Subtotal A Corporate				—	—	—	—	-41,913.9	-18,353.3	-11,479.6	-8,736.4

Gold Creek
1.0 PDP
100/05-29-067-03W6/0	W-100.000	MONT G1	PDP	31.7	1513.0	—	56.3	4,098.6	3,412.5	2,921.2	2,556.7
100/13-29-067-03W6/0	W-100.000	MONT G1	PDP	48.9	1248.8	—	46.5	3,939.6	3,334.0	2,895.3	2,566.2
100/04-30-067-03W6/0	W-100.000	MONT G1	PDP	59.6	1836.2	—	68.3	6,280.3	5,224.1	4,488.5	3,952.8
100/16-30-067-03W6/0	W-100.000	MONT G1	PDP	61.3	1428.9	—	53.2	4,917.0	4,038.8	3,424.2	2,975.9
100/06-33-067-03W6/0	W-100.000	MONT G1	PDP	174.2	2174.3	—	80.9	14,486.6	12,893.8	11,746.1	10,878.7
102/06-33-067-03W6/0	W-100.000	MONT F3	PDP	165.3	3084.4	—	114.7	16,953.8	14,812.5	13,302.7	12,180.2
100/11-33-067-03W6/0	W-100.000	MONT F3	PDP	165.3	3084.4	—	114.7	16,979.8	14,837.0	13,325.8	12,202.1
100/12-33-067-03W6/0	W-100.000	MONT F3	PDP	165.3	3084.4	—	114.7	16,976.2	14,833.6	13,322.6	12,199.1
102/12-33-067-03W6/0	W-100.000	MONT G1	PDP	174.5	2179.0	—	81.1	14,516.9	12,820.7	11,592.7	10,660.0
100/13-33-067-03W6/0	W-100.000	MONT G1	PDP	174.5	2179.0	—	81.1	14,395.0	12,707.8	11,487.6	10,561.8
100/15-15-067-04W6/0	W-100.000	MONT G1	PDP	21.8	268.5	—	10.0	765.4	697.9	642.1	595.4
102/15-15-067-04W6/0	W-100.000	MONT G1	PDP	45.4	639.7	—	23.8	2,450.7	2,139.2	1,902.9	1,718.7
100/04-25-067-04W6/0	W-100.000	MONT G1	PDP	59.2	1499.9	—	55.8	5,020.2	4,169.2	3,570.1	3,130.8
102/04-25-067-04W6/0	W-100.000	MONT G1	PDP	81.2	2098.0	—	78.0	7,537.7	6,099.8	5,128.0	4,437.3
100/16-25-067-04W6/0	W-100.000	MONT G1	PDP	33.2	876.6	—	32.6	2,383.8	2,050.1	1,800.4	1,608.4
100/13-26-067-04W6/2	W-100.000	MONT G1	PDP	51.3	632.1	—	23.5	2,842.3	2,499.2	2,237.3	2,032.0
102/04-34-067-04W6/0	W-100.000	MONT G1	PDP	21.4	769.9	—	28.6	1,653.3	1,464.9	1,317.0	1,198.5
103/04-34-067-04W6/0	W-100.000	MONT G1	PDP	68.7	1510.4	—	56.2	5,127.7	4,322.8	3,748.2	3,321.7
104/04-34-067-04W6/0	W-100.000	MONT F3	PDP	28.9	635.1	—	23.6	1,859.0	1,679.8	1,536.2	1,419.1
100/05-34-067-04W6/0	W-100.000	MONT G1	PDP	11.8	607.0	—	22.6	1,253.8	1,125.7	1,021.7	936.0
102/05-34-067-04W6/0	W-100.000	MONT F3	PDP	25.3	515.5	—	19.2	1,520.8	1,387.7	1,279.0	1,188.7
103/05-34-067-04W6/0	W-100.000	MONT F3	PDP	34.2	968.0	—	36.0	2,583.5	2,274.9	2,037.8	1,851.0
100/12-34-067-04W6/0	W-100.000	MONT G1	PDP	27.0	1997.6	—	74.3	5,430.6	4,589.9	3,975.4	3,511.9
102/12-34-067-04W6/0	W-100.000	MONT G1	PDP	17.6	1019.5	—	37.9	2,371.6	2,080.4	1,854.6	1,675.6
103/12-34-067-04W6/0	W-100.000	MONT F3	PDP	27.3	724.2	—	26.9	1,837.3	1,644.6	1,492.0	1,368.7
102/13-34-067-04W6/0	W-100.000	MONT G1	PDP	—	3991.9	22.7	148.5	9,336.7	7,404.3	6,128.1	5,237.6
100/14-34-067-04W6/0	W-100.000	MONT G1	PDP	—	2626.1	26.9	97.7	5,957.2	4,871.0	4,121.3	3,580.2
102/14-34-067-04W6/0	W-100.000	MONT G1	PDP	—	2130.9	36.3	79.3	5,010.6	4,131.0	3,516.6	3,069.1
102/15-34-067-04W6/0	W-100.000	MONT G1	PDP	27.8	1955.4	—	72.7	5,221.8	4,420.1	3,836.3	3,397.0
100/16-34-067-04W6/0	W-100.000	MONT G1	PDP	65.4	4099.2	—	152.5	12,766.3	10,153.3	8,436.3	7,241.5
100/12-35-067-04W6/0	W-100.000	MONT G1	PDP	79.2	1882.8	—	70.0	7,053.2	5,752.4	4,867.5	4,235.5
100/13-35-067-04W6/0	W-100.000	MONT G1	PDP	85.4	1879.4	—	69.9	7,291.0	5,912.9	4,981.6	4,319.9
102/13-35-067-04W6/0	W-100.000	MONT G1	PDP	48.6	1455.5	—	54.1	4,468.0	3,753.8	3,242.7	2,862.9
100/12-36-067-04W6/0	W-100.000	MONT G1	PDP	33.4	294.1	—	10.9	808.6	703.9	621.6	555.9
102/13-36-067-04W6/0	W-100.000	MONT G1	PDP	60.5	1065.2	—	39.6	4,058.9	3,448.5	3,006.8	2,675.6
100/08-04-068-03W6/0	W-100.000	MONT G1	PDP	170.5	3256.6	—	121.1	17,197.6	14,793.9	13,141.5	11,938.7
100/09-04-068-03W6/0	W-100.000	MONT F3	PDP	191.1	3700.8	—	137.7	19,547.2	16,688.3	14,751.7	13,356.8
102/09-04-068-03W6/0	W-100.000	MONT G1	PDP	225.4	4295.8	—	159.8	23,125.7	19,569.2	17,202.8	15,519.6
103/09-04-068-03W6/0	W-100.000	MONT F3	PDP	158.1	3858.9	—	143.5	18,603.7	15,907.4	14,063.7	12,728.3
100/16-04-068-03W6/0	W-100.000	MONT G1	PDP	213.2	5051.1	—	187.9	25,180.9	21,213.8	18,585.8	16,723.7
102/16-04-068-03W6/0	W-100.000	MONT F3	PDP	157.2	4191.9	—	155.9	19,806.3	16,895.2	14,910.7	13,477.1
100/03-05-068-03W6/0	W-100.000	MONT G1	PDP	99.2	3704.1	—	137.8	13,460.7	10,712.3	8,926.8	7,691.0
100/05-05-068-03W6/0	W-100.000	MONT G1	PDP	94.5	3995.7	—	148.6	14,424.5	11,709.9	9,918.5	8,660.9
100/06-05-068-03W6/0	W-100.000	MONT G1	PDP	83.7	3131.3	—	116.5	11,126.1	9,149.4	7,814.4	6,861.6
100/12-05-068-03W6/0	W-100.000	MONT G1	PDP	98.0	4531.5	—	168.6	16,425.2	13,254.2	11,183.3	9,740.5
100/13-05-068-03W6/0	W-100.000	MONT G1	PDP	94.5	3879.5	—	144.3	14,035.1	11,357.5	9,593.7	8,358.0
102/13-05-068-03W6/0	W-100.000	MONT G1	PDP	83.2	2652.1	—	98.7	9,573.2	7,889.0	6,742.2	5,919.5
103/13-05-068-03W6/0	W-100.000	MONT F3	PDP	82.6	2344.9	—	87.2	8,611.9	7,125.9	6,105.7	5,369.6
102/01-09-068-03W6/0	W-100.000	MONT G1	PDP	99.5	4784.1	—	178.0	18,471.0	15,255.3	13,061.5	11,488.1
103/01-09-068-03W6/0	W-100.000	MONT G1	PDP	128.5	4896.5	—	182.2	19,894.5	16,244.5	13,818.6	12,108.9
100/08-09-068-03W6/0	W-100.000	MONT G1	PDP	107.0	4437.2	—	165.1	17,444.5	14,352.9	12,261.0	10,768.8
100/09-09-068-03W6/0	W-100.000	MONT G1	PDP	81.8	3703.2	—	137.8	14,138.5	11,907.9	10,337.0	9,182.5
102/09-09-068-03W6/0	W-100.000	MONT G1	PDP	92.4	3958.3	—	147.2	15,408.1	12,898.2	11,154.5	9,885.7
100/16-09-068-03W6/0	W-100.000	MONT G1	PDP	46.2	1663.4	—	61.9	6,253.6	5,567.3	5,038.3	4,620.2
102/16-09-068-03W6/0	W-100.000	MONT G1	PDP	98.1	3471.1	—	129.1	14,289.4	12,098.9	10,571.6	9,454.8
103/16-09-068-03W6/0	W-100.000	MONT F3	PDP	39.8	2146.1	—	79.8	7,923.4	7,021.8	6,325.3	5,774.5
102/04-01-068-04W6/0	W-100.000	MONT G1	PDP	17.3	685.1	—	25.5	1,369.6	1,206.5	1,079.2	977.6
100/12-01-068-04W6/0	W-100.000	MONT G1	PDP	68.2	2101.9	—	78.2	7,164.7	5,801.7	4,879.7	4,224.4
102/13-01-068-04W6/0	W-100.000	MONT G1	PDP	55.2	1871.9	—	69.6	5,947.5	4,876.0	4,137.2	3,604.6
100/05-02-068-04W6/0	W-100.000	MONT G1	PDP	94.2	1077.4	—	40.1	5,321.3	4,376.1	3,722.1	3,249.3
102/16-02-068-04W6/0	W-100.000	MONT G1	PDP	59.2	1173.1	—	43.6	4,291.1	3,622.7	3,143.2	2,786.3
100/04-09-068-04W6/0	W-100.000	MONT G1	PDP	78.2	2597.0	—	96.6	8,958.8	7,206.5	6,036.6	5,212.2
100/16-09-068-04W6/0	W-100.000	MONT G1	PDP	82.0	1323.0	—	49.2	6,642.9	5,906.6	5,352.1	4,920.4
102/16-09-068-04W6/0	W-100.000	MONT G1	PDP	122.3	1421.7	—	52.9	8,551.1	7,495.8	6,726.5	6,142.7
100/06-10-068-04W6/0	W-100.000	MONT G1	PDP	62.1	2021.2	—	75.2	6,652.8	5,487.2	4,680.9	4,097.0
102/06-10-068-04W6/0	W-100.000	MONT G1	PDP	35.6	658.1	—	24.5	2,036.6	1,784.7	1,590.5	1,437.3
100/12-10-068-04W6/0	W-100.000	MONT F3	PDP	24.5	398.7	—	14.8	1,110.3	1,003.5	916.9	845.4
103/12-10-068-04W6/0	W-100.000	MONT G1	PDP	27.8	339.5	—	12.6	1,815.4	1,704.5	1,609.6	1,527.6
100/01-12-068-04W6/0	W-100.000	MONT G1	PDP	46.2	630.5	—	23.5	2,645.0	2,358.1	2,134.0	1,954.7
100/01-15-068-04W6/0	W-100.000	MONT G1	PDP	64.5	500.3	—	18.6	3,263.4	2,857.2	2,547.3	2,304.3
100/04-15-068-04W6/0	W-100.000	MONT G1	PDP	54.0	807.2	—	30.0	2,979.6	2,517.8	2,178.9	1,922.4
100/12-15-068-04W6/0	W-100.000	MONT G1	PDP	109.7	1353.0	—	50.3	7,280.0	6,058.5	5,214.4	4,602.5
100/02-16-068-04W6/0	W-100.000	MONT G1	PDP	99.6	1201.9	—	44.7	7,195.2	6,401.4	5,805.0	5,341.5
100/06-16-068-04W6/0	W-100.000	MONT G1	PDP	134.9	1104.7	—	41.1	8,634.7	7,545.0	6,752.7	6,152.9
100/07-16-068-04W6/0	W-100.000	MONT G1	PDP	90.1	832.6	—	31.0	4,479.0	3,741.3	3,217.5	2,831.0

22-0154	2022-09-02 3:28:49 PM

Prices: December 2021 SEC Eff. Date: December 31, 2021 Currency: CAD	Hammerhead Resources Inc. Reserves and Net Present Value by Property Constant Prices and Costs as of December 31, 2021 Proved Developed Producing Reserves Total Company	Table 2

				Company WI & RI Reserves				Net Present Value Before Tax (M$)
Area and Property	Company Interest %	Zones	Reserve Class	Oil Mbbl	Gas MMcf	Cond. Mbbl	NGL Mbbl	@ 0.0%	@ 5.0%	@10.0%	@ 15.0%
102/07-16-068-04W6/0	W-100.000	MONT G1	PDP	101.2	1194.6	—	44.4	7,144.5	6,323.1	5,711.1	5,238.7
100/08-16-068-04W6/0	W-100.000	MONT G1	PDP	56.0	492.4	—	18.3	2,666.6	2,340.3	2,091.1	1,895.8
100/13-12-068-05W6/0	W-100.000	MONT G1	PDP	159.0	755.5	—	28.1	6,657.5	5,296.2	4,390.1	3,755.3

Subtotal 1.0 PDP				6,261.5	160,150.2	85.9	5,957.6	657,902.8	555,215.6	484,233.0	432,555.0

Subtotal Gold Creek				6,261.5	160,150.2	85.9	5,957.6	657,902.8	555,215.6	484,233.0	432,555.0

Karr
1.0 PDP
100/04-32-063-01W6/0	W-35.000	MONT G1	PDP	21.3	89.5	—	3.2	668.7	613.2	567.4	529.2
100/15-06-064-01W6/0	W-35.000	MONT F3	PDP	9.9	33.6	—	1.2	246.4	235.5	225.9	217.3
102/13-01-064-03W6/0	W-35.000	MONT G	PDP	65.6	852.6	—	30.7	5,039.4	4,532.7	4,148.0	3,846.1
100/01-11-064-03W6/0	W-100.000	MONT G1	PDP	111.7	3133.0	—	112.8	10,851.6	8,899.3	7,562.1	6,600.5
100/16-13-064-03W6/0	W-50.000	MONT G1	PDP	82.7	671.0	—	24.2	5,438.7	4,993.8	4,639.9	4,351.8
100/05-16-064-03W6/0	W-100.000	MONT F3	PDP	113.6	2191.9	—	78.9	7,756.6	6,352.8	5,377.9	4,670.7
100/04-21-064-03W6/2	W-100.000	MONT F3	PDP	172.3	1563.7	—	56.3	8,059.6	6,518.0	5,467.8	4,717.7
100/14-21-064-03W6/0	W-100.000	MONT F3	PDP	173.7	1289.7	—	46.4	8,135.7	6,768.8	5,813.6	5,115.7
102/13-26-064-03W6/0	W-100.000	MONT F3	PDP	172.5	1651.9	—	59.5	9,744.4	8,067.3	6,912.6	6,078.5
100/04-32-064-03W6/0	W-100.000	MONT F3	PDP	42.7	349.0	—	12.6	1,238.3	1,098.2	986.6	896.2
100/11-32-064-03W6/2	W-100.000	MONT G1	PDP	106.0	1040.4	—	37.5	4,984.2	4,233.2	3,686.5	3,274.5
103/13-32-064-03W6/0	W-100.000	MONT F3	PDP	108.1	833.2	—	30.0	5,183.5	4,490.2	3,977.2	3,584.6
100/15-03-065-03W6/2	W-100.000	MONT BD	PDP	31.5	442.4	—	15.9	1,127.7	1,017.8	928.2	854.1
100/16-03-065-03W6/0	W-100.000	MONT SXMTH	PDP	72.6	107.8	—	3.9	2,140.2	1,913.1	1,732.0	1,584.9
1S0/04-05-065-03W6/0	W-100.000	MONT F3	PDP	54.6	680.2	—	24.5	2,880.3	2,584.2	2,348.6	2,157.2
100/12-06-065-03W6/0	W-100.000	MONT G1	PDP	215.6	2016.9	—	72.6	13,778.6	11,687.5	10,231.1	9,164.4
100/07-08-065-03W6/0	W-100.000	MONT G1	PDP	35.9	369.9	—	13.3	1,112.3	1,006.8	920.5	848.9
100/08-08-065-03W6/0	W-100.000	MONT F3	PDP	79.9	706.3	—	25.4	4,320.2	3,740.0	3,302.1	2,962.6
102/04-16-065-03W6/0	W-100.000	DUN	PDP	6.8	40.0	—	1.4	79.5	76.8	74.3	72.1
100/02-21-065-03W6/0	W-100.000	MONT F3	PDP	18.7	269.5	—	9.7	545.6	507.9	475.7	447.9
100/14-21-065-03W6/0	W-100.000	MONT F3	PDP	16.1	298.2	—	10.7	591.9	545.6	506.5	473.3
100/04-23-065-03W6/2	W-100.000	MONT F3	PDP	—	224.9	9.3	8.1	203.4	189.2	177.2	166.8
102/13-27-065-03W6/0	W-100.000	MONT F3	PDP	9.9	130.5	—	4.7	216.4	205.3	195.5	186.9
102/13-28-065-03W6/0	W-100.000	MONT F3	PDP	13.4	220.8	—	7.9	437.4	410.5	387.2	366.8
102/15-28-065-03W6/0	W-100.000	MONT F3	PDP	3.6	107.9	—	3.9	100.0	96.3	92.9	89.9
100/16-28-065-03W6/3	W-100.000	MONT F3	PDP	1.6	31.5	—	1.1	30.9	29.9	28.9	28.1
102/16-31-065-03W6/0	W-100.000	MONT G1	PDP	28.4	117.0	—	4.2	484.7	450.5	421.2	396.1
100/14-33-065-03W6/0	W-100.000	MONT F3	PDP	9.9	181.8	—	6.5	289.8	272.4	257.2	244.0
100/09-01-065-04W6/2	W-100.000	MONT G1	PDP	117.2	650.6	—	23.4	6,464.0	5,667.1	5,063.6	4,593.4
103/09-01-065-04W6/0	W-100.000	MONT F3	PDP	151.3	2320.7	—	83.5	12,040.2	10,251.8	8,985.2	8,045.9
100/16-01-065-04W6/3	W-100.000	MONT G1	PDP	112.5	1289.1	—	46.4	6,119.6	5,249.4	4,613.1	4,131.0
102/16-01-065-04W6/0	W-100.000	MONT F3	PDP	67.7	488.9	—	17.6	3,567.6	3,227.0	2,953.4	2,729.6
100/13-34-065-04W6/4	W-100.000	MONT G1	PDP	144.5	1234.6	—	44.4	6,929.3	5,773.8	4,959.1	4,360.2
100/04-02-066-03W6/3	W-100.000	MONT F3	PDP	13.9	125.9	—	4.5	287.8	273.1	260.2	248.7
100/07-06-066-03W6/0	W-100.000	MONT G1	PDP	126.0	822.1	—	29.6	7,774.3	6,922.1	6,267.0	5,749.7
102/09-06-066-03W6/0	W-100.000	MONT F3	PDP	103.9	926.5	—	33.4	6,798.2	6,060.0	5,490.1	5,038.5
103/01-07-066-03W6/0	W-100.000	MONT G1	PDP	162.6	845.0	—	30.4	7,134.3	5,986.4	5,177.9	4,583.9
104/01-07-066-03W6/0	W-100.000	MONT G1	PDP	190.3	1401.5	—	50.5	9,555.2	7,833.7	6,657.5	5,813.4
100/08-07-066-03W6/0	W-100.000	MONT F3	PDP	41.4	264.7	—	9.5	1,550.0	1,410.8	1,296.4	1,201.0
100/16-08-066-03W6/2	W-75.000	MONT F3	PDP	6.7	165.6	—	6.0	190.9	181.6	173.4	166.0
102/13-09-066-03W6/0	W-100.000	MONT G1	PDP	12.9	180.4	—	6.5	348.9	327.7	309.3	293.2
100/16-10-066-03W6/2	W-75.000	MONT G1	PDP	12.3	31.9	—	1.1	132.1	126.2	120.9	116.1
100/02-16-066-03W6/0	W-100.000	MONT G1	PDP	25.1	99.5	—	3.6	485.3	456.2	430.9	408.9
100/08-21-066-03W6/0	W-100.000	MONT G1	PDP	68.7	453.5	—	16.3	2,954.4	2,601.4	2,326.7	2,108.3
102/14-13-066-04W6/2	W-100.000	MONT G1	PDP	—	450.4	50.5	16.2	1,104.7	974.0	872.4	791.7
102/15-14-066-04W6/0	W-100.000	MONT G1	PDP	291.8	2372.5	—	85.4	20,422.6	18,390.2	16,905.3	15,769.8
102/16-14-066-04W6/2	W-100.000	MONT G1	PDP	291.8	2372.5	—	85.4	19,714.3	17,717.0	16,263.9	15,157.3
103/16-14-066-04W6/0	W-100.000	MONT F3	PDP	232.1	2357.0	—	84.9	17,593.6	16,004.1	14,814.2	13,887.4
102/16-23-066-04W6/0	W-100.000	MONT G1	PDP	26.0	178.3	—	6.4	613.5	572.2	536.7	506.1
100/12-24-066-04W6/0	W-100.000	MONT G1	PDP	127.9	1411.8	—	50.8	7,041.1	5,948.3	5,166.9	4,585.6
102/12-24-066-04W6/0	W-100.000	MONT F3	PDP	111.3	2273.4	—	81.8	8,616.2	7,184.2	6,179.7	5,443.6
103/12-24-066-04W6/0	W-100.000	MONT G1	PDP	156.0	2366.6	—	85.2	10,934.0	9,064.8	7,771.9	6,833.7

Subtotal 1.0 PDP				4,372.4	44,727.9	59.8	1,610.2	254,058.1	219,739.7	195,040.7	176,490.1

Subtotal Karr				4,372.4	44,727.9	59.8	1,610.2	254,058.1	219,739.7	195,040.7	176,490.1

zSimonette
1.0 PDP
100/12-29-063-25W5/0	—	MONT F3	PDP	—	—	—	—	—	—	—	—
100/02-13-063-26W5/0	—	MONT F3	PDP	—	—	—	—	—	—	—	—
100/01-24-063-26W5/0	—	MONT F3	PDP	—	—	—	—	—	—	—	—
100/01-36-063-26W5/0	—	MONT F3	PDP	—	—	—	—	—	—	—	—
100/13-01-064-26W5/2	—	DUV	PDP	—	—	—	—	—	—	—	—
100/16-12-064-26W5/0	—	MONT F3	PDP	—	—	—	—	—	—	—	—

Subtotal 1.0 PDP				—	—	—	—	—	—	—	—

Subtotal zSimonette				—	—	—	—	—	—	—	—

Subtotal Reserves				10,633.9	204,878.1	145.6	7,567.8	870,047.0	756,602.0	667,794.1	600,308.6

Total				10,633.9	204,878.1	145.6	7,567.8	870,047.0	756,602.0	667,794.1	600,308.6

22-0154	2022-09-02 3:28:49 PM

Prices: December 2021 SEC Eff. Date: December 31, 2021 Currency: CAD	Hammerhead Resources Inc. Forecast of Production and Revenue Before Tax - Company Share Constant Prices and Costs as of December 31, 2021 Proved Undeveloped Reserves Total Company	Table 1

		Crude Oil			Natural Gas			Condensate			Natural Gas Liquids			Sulphur & Other Revenue M$	Company Share Revenue M$
Year	WI Wells	WI & RI Volume Mbbl	Sales Price $/bbl	Sales Revenue M$	WI & RI Volume MMcf	Sales Price $/Mcf	Sales Revenue M$	WI & RI Volume Mbbl	Sales Price $/bbl	Sales Revenue M$	WI & RI Volume Mbbl	Sales Price $/bbl	Sales Revenue M$			BOE/d
2022	12.5	794.3	77.43	61502.6	8375.1	3.93	32889.2	—	—	—	310.3	52.55	16307.1	—	110698.9	6851
2023	41.0	2610.7	77.59	202572.1	23479.3	3.93	92203.2	—	—	—	865.1	52.68	45575.9	—	340351.2	20244
2024	68.9	4047.2	77.68	314394.9	34254.3	3.93	134516.7	—	—	—	1255.6	52.81	66305.5	—	515217.2	30087
2025	103.5	5233.3	77.72	406733.5	44318.3	3.93	174038.0	—	—	—	1619.3	52.89	85640.2	—	666411.8	39011
2026	137.9	5526.9	77.71	429514.1	47755.1	3.93	187534.1	—	—	—	1743.9	52.90	92252.4	—	709300.6	41726
2027	146.8	3730.7	77.73	289975.2	37623.3	3.93	147746.5	—	—	—	1371.8	52.94	72619.1	—	510340.8	31159
2028	146.8	2335.1	77.70	181448.5	26611.7	3.93	104504.3	—	—	—	971.0	52.92	51385.4	—	337338.2	21151
2029	146.8	1740.4	77.69	135218.2	20794.4	3.93	81659.4	—	—	—	759.1	52.91	40161.5	—	257039.2	16343
2030	146.8	1398.1	77.69	108611.4	17173.1	3.93	67438.9	—	—	—	627.0	52.90	33172.8	—	209223.0	13390
2031	146.8	1170.4	77.68	90920.3	14649.6	3.93	57529.1	—	—	—	535.0	52.90	28301.6	—	176751.0	11362
2032	146.8	1009.5	77.68	78414.5	12806.4	3.93	50290.6	—	—	—	467.8	52.89	24742.8	—	153447.8	9868
2033	146.8	882.5	77.67	68546.9	11302.7	3.93	44385.8	—	—	—	412.9	52.89	21839.0	—	134771.7	8710
2034	146.8	783.9	77.67	60890.8	10103.3	3.93	39675.7	—	—	—	369.1	52.89	19522.1	—	120088.6	7772
2035	146.8	702.3	77.67	54544.6	9080.5	3.93	35659.1	—	—	—	331.8	52.89	17546.1	—	107749.9	6979
2036	146.8	633.1	77.67	49176.2	8197.4	3.93	32191.1	—	—	—	299.5	52.89	15839.9	—	97207.2	6281

Rem.	—	2586.2	77.69	200919.9	32729.7	3.93	128529.6	—	—	—	1194.3	52.92	63202.2	—	392651.6	2529

Total	—	35184.7	77.69	2733383.5	359254.3	3.93	1410791.5	—	—	—	13133.5	52.87	694413.6	—	4838588.6	—

	Crown Royalties			Freehold Royalties			Overriding Royalties
	Unadj.	Royalty	Adj.	Unadj.	Royalty	Adj.	Unadj.	Royalty	Adj.	Mineral	Sask. Cap.			NPI
	Royalty	Adj.	Royalty	Royalty	Adj.	Royalty	Royalty	Adj.	Royalty	Tax	Surch.	Total Royalties & Taxes		Pymts.
Year	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	%	M$
2022	6182.7	713.9	5468.8	—	—	—	—	—	—	—	—	5468.8	4.9	—
2023	23368.9	2580.3	20788.6	—	—	—	—	—	—	—	—	20788.6	6.1	—
2024	40426.0	4428.2	35997.7	—	—	—	—	—	—	—	—	35997.7	7.0	—
2025	60723.2	6551.8	54171.5	—	—	—	—	—	—	—	—	54171.5	8.1	—
2026	75639.5	8243.5	67396.0	—	—	—	—	—	—	—	—	67396.0	9.5	—
2027	69908.0	8141.7	61766.3	—	—	—	—	—	—	—	—	61766.3	12.1	—
2028	61990.3	7457.0	54533.3	—	—	—	—	—	—	—	—	54533.3	16.2	—
2029	48010.7	6229.6	41781.1	—	—	—	—	—	—	—	—	41781.1	16.3	—
2030	38925.0	5273.5	33651.5	—	—	—	—	—	—	—	—	33651.5	16.1	—
2031	32489.8	2427.2	30062.6	—	—	—	—	—	—	—	—	30062.6	17.0	—
2032	27470.2	2055.2	25415.0	—	—	—	—	—	—	—	—	25415.0	16.6	—
2033	23112.1	1723.8	21388.2	—	—	—	—	—	—	—	—	21388.2	15.9	—
2034	19394.9	1439.9	17955.0	—	—	—	—	—	—	—	—	17955.0	15.0	—
2035	16069.5	1185.5	14884.1	—	—	—	—	—	—	—	—	14884.1	13.8	—
2036	13142.7	965.2	12177.5	—	—	—	—	—	—	—	—	12177.5	12.5	—

Rem.	38584.7	3098.7	35486.0	—	—	—	—	—	—	—	—	35486.0	9.0	—

Total	595438.1	62514.9	532923.2	—	—	—	—	—	—	—	—	532923.2	11.0	—

					Capital Costs			Future Net Revenue Before Tax
			ADR	Net Op.	Drilling	Equip. &	Total			NPV
	Operating Costs		Costs	Income	& Compl.	Facility	Capital	Annual	Cum.	@10.0%
Year	M$	$/BOE	M$	M$	M$	M$	M$	M$	M$	M$
2022	21682.1	8.67	—	83548.0	149220.0	105000.0	254220.0	-170672.0	-170672.0	-164751.8
2023	68497.4	9.27	—	251065.1	147550.0	69120.0	216670.0	34395.1	-136276.8	32894.3
2024	107116.0	9.73	—	372103.4	181815.0	32520.0	214335.0	157768.4	21491.6	125098.2
2025	143473.8	10.08	—	468766.5	205805.0	32660.0	238465.0	230301.5	251793.1	163698.6
2026	160009.6	10.51	—	481894.9	195315.0	26200.0	221515.0	260379.9	512173.0	168111.2
2027	131607.7	11.57	—	316966.9	—	960.0	960.0	316006.9	828179.9	188178.9
2028	100844.3	13.03	—	181960.6	—	1120.0	1120.0	180840.6	1009020.5	97665.6
2029	85895.3	14.40	—	129362.8	—	1280.0	1280.0	128082.8	1137103.3	62823.5
2030	76848.0	15.72	—	98723.5	—	1440.0	1440.0	97283.5	1234386.8	43364.7
2031	70645.6	17.04	—	76042.8	—	1600.0	1600.0	74442.8	1308829.6	30160.5
2032	66165.7	18.32	—	61867.2	—	1520.0	1520.0	60347.2	1369176.8	22226.6
2033	62552.8	19.68	—	50830.7	—	1440.0	1440.0	49390.7	1418567.4	16533.3
2034	59698.0	21.04	—	42435.5	—	1360.0	1360.0	41075.5	1459643.0	12499.1
2035	57286.1	22.49	—	35579.7	—	1280.0	1280.0	34299.7	1493942.7	9488.4
2036	55217.0	24.02	—	29812.7	—	1200.0	1200.0	28612.7	1522555.4	7197.6

Rem.	277186.3	30.01	17610.0	62369.3	—	2400.0	2400.0	59969.3	1582524.7	13692.8

Total	1544725.7	14.28	17610.0	2743329.7	879705.0	281100.0	1160805.0	1582524.7	—	828881.6

	Remaining Reserves
Product	Gross Lease	W.I.	R.I.	Net
Crude Oil (Mbbl)	40,614.4	35,184.7	—	30,384.4
Natural Gas (MMcf)	381,298.3	359,254.3	—	332,613.5
Natural Gas Liquids (Mbbl)	13,927.1	13,133.5	—	10,710.7

Total (MBOE)	118,091.2	108,194.0	—	96,530.6

Net Present Value Before Tax—M$
@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%	@ 20.0%
1,582,524.7	1,129,171.2	828,881.6	621,515.5	473,076.1

RLI	50+ yrs
Remaining Life	24.66 yrs
Price Schedule	C211231

22-0154	2022-09-02 3:28:54 PM

Prices: December 2021 SEC Eff. Date: December 31, 2021 Currency: CAD	Hammerhead Resources Inc. Reserves and Net Present Value by Property Constant Prices and Costs as of December 31, 2021 Proved Undeveloped Reserves Total Company	Table 2

				Company WI & RI Reserves				Net Present Value Before Tax (M$)
Area and Property	Company Interest %	Zones	Reserve Class	Oil Mbbl	Gas MMcf	Cond. Mbbl	NGL Mbbl	@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%
Alberta
Reserves
A Corporate
Facility
Corp Field CAPEX	W-100.000	Facility	NRA	—	—	—	—	-134,100.0	-129,598.7	-125,658.7	-122,186.8
Corp G&A	W-100.000	Facility	NRA	—	—	—	—	-5,000.0	-4,489.3	-4,051.0	-3,672.2
Corp Maint CAPEX	W-100.000	Facility	NRA	—	—	—	—	-19,600.0	-12,717.9	-8,838.6	-6,515.8
Corp Water CAPEX	W-100.000	Facility	NRA	—	—	—	—	-5,000.0	-4,489.3	-4,051.0	-3,672.2

Subtotal Facility				—	—	—	—	-163,700.0	-151,295.1	-142,599.3	-136,047.1

Subtotal A Corporate				—	—	—	—	-163,700.0	-151,295.1	-142,599.3	-136,047.1

Gold Creek
3.0 PUD
GC Core 4-6 Por 2400m-01	W-100.000	MONT G1	PUD	175.9	2199.1	—	81.8	9,880.3	7,999.7	6,642.1	5,625.7
GC Core 4-6 Por 2400m-02	W-100.000	MONT G1	PUD	175.9	2199.1	—	81.8	9,880.3	7,999.7	6,642.1	5,625.7
GC Core 4-6 Por 2400m-03	W-100.000	MONT G1	PUD	175.9	2199.1	—	81.8	9,877.5	7,835.4	6,379.8	5,303.4
GC Core 4-6 Por 2400m-04	W-100.000	MONT G1	PUD	175.9	2199.1	—	81.8	9,877.5	7,835.4	6,379.8	5,303.4
GC Core 4-6 Por 2400m-05	W-100.000	MONT G1	PUD	175.9	2199.1	—	81.8	9,877.5	7,835.4	6,379.8	5,303.4
GC Core 4-6 Por 2400m-06	W-100.000	MONT G1	PUD	175.8	2196.9	—	81.7	9,873.9	7,554.0	5,913.7	4,710.2
GC Core 4-6 Por 2400m-07	W-100.000	MONT G1	PUD	175.8	2196.9	—	81.7	9,873.9	7,554.0	5,913.7	4,710.2
GC Core 4-6 Por 2400m-08	W-100.000	MONT G1	PUD	175.8	2196.9	—	81.7	9,872.1	7,553.0	5,941.6	4,779.2
GC Core 4-6 Por 2400m-09	W-100.000	MONT G1	PUD	175.8	2196.9	—	81.7	9,870.5	7,490.7	5,847.1	4,668.6
GC Core 4-6 Por 2400m-10	W-100.000	MONT G1	PUD	175.8	2196.9	—	81.7	9,870.5	7,490.7	5,847.1	4,668.6
GC Core 4-6 Por 2400m-11	W-100.000	MONT G1	PUD	175.9	2199.1	—	81.8	9,868.8	7,427.0	5,751.1	4,556.8
GC Core 4-6 Por 2400m-12	W-100.000	MONT G1	PUD	175.6	2194.8	—	81.6	9,867.4	7,367.4	5,662.5	4,454.6
GC Core 4-6 Por 2400m-13	W-100.000	MONT G1	PUD	175.9	2199.0	—	81.8	9,865.2	7,306.8	5,572.6	4,351.7
GC Core 4-6 Por 2400m-14	W-100.000	MONT G1	PUD	175.9	2199.0	—	81.8	9,864.0	7,246.9	5,484.3	4,251.1
GC Core 4-6 Por 2400m-15	W-100.000	MONT G1	PUD	175.8	2196.9	—	81.7	9,861.1	7,127.6	5,310.9	4,056.0
GC Core 4-6 Por 2400m-16	W-100.000	MONT G1	PUD	175.9	2199.0	—	81.8	9,859.4	7,066.8	5,223.3	3,958.4
GC Core 4-6 Por 2400m-17	W-100.000	MONT G1	PUD	175.6	2194.8	—	81.6	9,858.9	7,012.2	5,145.5	3,872.7
GC Core 4-6 Por 2400m-18	W-100.000	MONT G1	PUD	175.8	2196.9	—	81.7	9,854.2	6,840.4	4,904.2	3,610.0
GC Core 4-6 Por 2400m-19	W-100.000	MONT G1	PUD	175.9	2199.0	—	81.8	9,853.2	6,811.2	4,863.7	3,566.4
GC Core 4-6 Por 2400m-20	W-100.000	MONT G1	PUD	175.8	2196.9	—	81.7	9,852.4	6,783.7	4,825.9	3,526.0
GC Core 4-6 Por 2400m-21	W-100.000	MONT G1	PUD	175.9	2199.0	—	81.8	9,851.3	6,754.6	4,786.0	3,483.4
GC Core 4-6 Por 2400m-22	W-100.000	MONT G1	PUD	175.9	2199.0	—	81.8	9,851.3	6,754.6	4,786.0	3,483.4
GC Core 4-6 Por 2400m-23	W-100.000	MONT G1	PUD	175.9	2199.0	—	81.8	9,850.5	6,725.6	4,746.2	3,441.1
GC Core 4-6 Por 2400m-24	W-100.000	MONT G1	PUD	175.8	2197.0	—	81.7	9,851.1	6,702.4	4,714.3	3,407.5
GC Core 4-6 Por 2400m-25	W-100.000	MONT G1	PUD	175.6	2194.8	—	81.6	9,849.5	6,673.4	4,675.3	3,366.5
GC Core 4-6 Por 2400m-26	W-100.000	MONT G1	PUD	175.8	2196.9	—	81.7	9,848.7	6,646.8	4,639.2	3,328.6
GC Core 4-6 Por 2400m-27	W-100.000	MONT G1	PUD	175.9	2199.1	—	81.8	9,847.7	6,618.5	4,601.1	3,288.6
GC Core 4-6 Por 2400m-28	W-100.000	MONT G1	PUD	175.8	2196.9	—	81.7	9,847.1	6,591.9	4,565.5	3,251.6
GC Core 4-6 Por 2800m-01	W-100.000	MONT G1	PUD	206.3	2562.1	—	95.3	11,917.9	7,979.2	5,545.7	3,971.1
GC Core 4-6 Por 2800m-02	W-100.000	MONT G1	PUD	206.1	2559.9	—	95.2	11,916.7	7,945.1	5,500.0	3,923.4
GC Core 6+ Por 2000-01	W-100.000	MONT G1	PUD	182.8	4012.4	—	149.3	16,747.8	13,325.0	10,998.2	9,324.8
GC Core 6+ Por 2000-02	W-100.000	MONT G1	PUD	182.8	4012.4	—	149.3	16,747.8	13,325.0	10,998.2	9,324.8
GC Core 6+ Por 2000-03	W-100.000	MONT G1	PUD	182.8	4012.4	—	149.3	16,747.8	13,325.0	10,998.2	9,324.8
GC Core 6+ Por 2600-01	W-100.000	MONT G1	PUD	237.0	5216.5	—	194.1	22,750.2	18,563.2	15,744.7	13,725.5
GC Core 6+ Por 2600-02	W-100.000	MONT G1	PUD	237.0	5216.5	—	194.1	22,750.2	18,563.2	15,744.7	13,725.5
GC Core F3 2000-01	W-100.000	MONT F3	PUD	135.9	2515.0	—	93.6	9,962.2	8,031.7	6,652.5	5,628.4
GC Core F3 2000-02	W-100.000	MONT F3	PUD	135.9	2515.0	—	93.6	9,962.2	8,031.7	6,652.5	5,628.4
GC Core F3 2400-01	W-100.000	MONT F3	PUD	165.3	3084.8	—	114.8	12,795.7	10,366.1	8,652.8	7,389.5
GC Core F3 2400-02	W-100.000	MONT F3	PUD	165.3	3084.8	—	114.8	12,795.7	10,366.1	8,652.8	7,389.5
GC Core F3 2400-03	W-100.000	MONT F3	PUD	165.3	3084.8	—	114.8	12,795.7	10,366.1	8,652.8	7,389.5
GC Core F3 2400-04	W-100.000	MONT F3	PUD	165.3	3084.7	—	114.7	12,791.6	10,153.4	8,311.6	6,966.9
GC Core F3 2400-05	W-100.000	MONT F3	PUD	165.3	3084.7	—	114.7	12,791.6	10,153.4	8,311.6	6,966.9
GC Core F3 2400-06	W-100.000	MONT F3	PUD	165.3	3084.7	—	114.7	12,791.6	10,153.4	8,311.6	6,966.9
GC Core F3 2400-07	W-100.000	MONT F3	PUD	165.3	3084.9	—	114.8	12,789.8	9,830.7	7,781.1	6,296.4
GC Core F3 2400-08	W-100.000	MONT F3	PUD	165.3	3084.7	—	114.7	12,786.3	9,788.1	7,740.6	6,277.7
GC Core F3 2400-09	W-100.000	MONT F3	PUD	165.3	3084.7	—	114.7	12,786.3	9,788.1	7,740.6	6,277.7
GC Core F3 2400-10	W-100.000	MONT F3	PUD	165.3	3084.7	—	114.7	12,785.0	9,707.9	7,617.9	6,132.7
GC Core F3 2400-11	W-100.000	MONT F3	PUD	165.3	3084.7	—	114.7	12,785.0	9,707.9	7,617.9	6,132.7
GC Core F3 2400-12	W-100.000	MONT F3	PUD	165.3	3084.6	—	114.7	12,782.8	9,625.8	7,493.6	5,986.7
GC Core F3 2400-13	W-100.000	MONT F3	PUD	165.3	3084.8	—	114.8	12,782.8	9,549.5	7,378.3	5,852.3
GC Core F3 2400-14	W-100.000	MONT F3	PUD	165.3	3084.8	—	114.8	12,781.5	9,471.2	7,261.4	5,717.1
GC Core F3 2400-15	W-100.000	MONT F3	PUD	165.3	3084.8	—	114.8	12,780.2	9,393.7	7,146.4	5,585.1
GC Core F3 2400-16	W-100.000	MONT F3	PUD	165.3	3084.8	—	114.8	12,774.5	9,090.6	6,705.6	5,088.3
GC Core F3 2400-17	W-100.000	MONT F3	PUD	165.3	3084.8	—	114.8	12,773.8	9,054.3	6,653.7	5,030.8
GC Core F3 2400-18	W-100.000	MONT F3	PUD	165.3	3084.8	—	114.8	12,773.1	9,016.1	6,599.4	4,970.7
GC Core F3 2600-01	W-100.000	MONT F3	PUD	178.2	3307.6	—	123.0	13,901.0	11,457.2	9,735.5	8,463.7
GC Core F3 2600-02	W-100.000	MONT F3	PUD	178.2	3307.6	—	123.0	13,901.0	11,457.2	9,735.5	8,463.7
GC Feature 1400m-1	W-100.000	MONT G1	PUD	127.2	1778.1	—	66.1	6,948.9	5,097.0	3,830.3	2,939.1
GC Feature 1400m-2	W-100.000	MONT G1	PUD	127.2	1778.1	—	66.1	6,948.2	5,075.0	3,798.4	2,903.3
GC Feature 1400m-3	W-100.000	MONT G1	PUD	127.2	1778.3	—	66.2	6,948.9	5,058.0	3,773.3	2,875.4
GC Feature 1400m-4	W-100.000	MONT G1	PUD	127.2	1778.3	—	66.2	6,948.2	5,036.3	3,742.2	2,840.8
GC Feature 1400m-5	W-100.000	MONT G1	PUD	127.2	1778.4	—	66.2	6,948.2	5,016.5	3,713.5	2,809.0
GC Feature 1400m-6	W-100.000	MONT G1	PUD	127.1	1776.0	—	66.1	6,946.6	4,994.5	3,682.6	2,775.0

Subtotal 3.0 PUD				10,724.8	166,967.0	—	6,211.2	715,292.3	539,468.5	421,620.1	339,016.6

Subtotal Gold Creek				10,724.8	166,967.0	—	6,211.2	715,292.3	539,468.5	421,620.1	339,016.6

Karr
3.0 PUD
PR-KNE-3000m-01	W-100.000	MONT F3	PUD	276.4	1625.0	—	58.5	9,067.8	6,020.3	4,102.7	2,853.3
PR-KNE-3000m-02	W-100.000	MONT F3	PUD	277.1	1630.1	—	58.7	9,066.3	5,994.1	4,068.0	2,817.8
PR-KNW F-2400m-001	W-100.000	MONT F3	PUD	214.9	2202.7	—	79.3	9,260.4	7,374.9	5,992.5	4,948.7
PR-KNW F-2400m-002	W-100.000	MONT F3	PUD	214.9	2202.7	—	79.3	9,260.4	7,374.9	5,992.5	4,948.7

22-0154	2022-09-02 3:28:54 PM

Prices: December 2021 SEC Eff. Date: December 31, 2021 Currency: CAD	Hammerhead Resources Inc. Reserves and Net Present Value by Property Constant Prices and Costs as of December 31, 2021 Proved Undeveloped Reserves Total Company	Table 2

				Company WI & RI Reserves				Net Present Value Before Tax (M$)
Area and Property	Company Interest %	Zones	Reserve Class	Oil Mbbl	Gas MMcf	Cond. Mbbl	NGL Mbbl	@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%
PR-KNW F-2400m-003	W-100.000	MONT F3	PUD	214.3	2195.0	—	79.0	9,238.2	6,463.2	4,641.7	3,406.6
PR-KNW F-2400m-004	W-100.000	MONT F3	PUD	214.5	2197.4	—	79.1	9,234.6	6,381.8	4,529.6	3,286.8
PR-KNW F-2400m-005	W-100.000	MONT F3	PUD	214.9	2202.7	—	79.3	9,234.4	6,356.7	4,494.9	3,250.0
PR-KNW F-2400m-006	W-100.000	MONT F3	PUD	214.5	2197.7	—	79.1	9,229.8	6,177.1	4,252.6	2,997.4
PR-KNW F-2400m-007	W-100.000	MONT F3	PUD	214.1	2192.3	—	78.9	9,226.7	6,123.3	4,181.8	2,924.9
PR-KNW F-2400m-008	W-100.000	MONT F3	PUD	214.1	2192.3	—	78.9	9,226.7	6,123.3	4,181.8	2,924.9
PR-KNW F-2400m-009	W-100.000	MONT F3	PUD	213.9	2189.7	—	78.8	9,225.7	6,098.6	4,149.5	2,892.1
PR-KNW F-2400m-010	W-100.000	MONT F3	PUD	213.9	2189.7	—	78.8	9,225.7	6,098.6	4,149.5	2,892.1
PR-KNW F-2400m-011	W-100.000	MONT F3	PUD	214.5	2197.4	—	79.1	9,224.3	6,072.5	4,115.0	2,856.9
PR-KNW F-3000m-001	W-100.000	MONT F3	PUD	272.8	2776.6	—	100.0	12,468.3	9,304.0	7,141.9	5,604.3
PR-KNW F-3000m-002	W-100.000	MONT F3	PUD	272.6	2774.0	—	99.9	12,467.2	9,263.9	7,082.5	5,536.1
PR-KNW F-3000m-003	W-100.000	MONT F3	PUD	272.6	2774.1	—	99.9	12,466.3	9,190.7	6,974.1	5,412.8
PR-KNW F-3000m-004	W-100.000	MONT F3	PUD	272.2	2768.9	—	99.7	12,461.9	9,001.4	6,698.6	5,102.9
PR-KNW F-3000m-005	W-100.000	MONT F3	PUD	273.0	2779.1	—	100.0	12,459.9	8,892.3	6,541.5	4,928.6
PR-KNW F-3000m-006	W-100.000	MONT F3	PUD	272.8	2776.5	—	100.0	12,458.9	8,854.0	6,487.1	4,868.6
PR-KNW F-3000m-007	W-100.000	MONT F3	PUD	272.6	2773.9	—	99.9	12,457.8	8,815.7	6,432.8	4,808.9
PR-KNW F-3000m-008	W-100.000	MONT F3	PUD	272.8	2776.7	—	100.0	12,458.9	8,786.3	6,390.9	4,763.6
PR-KNW F-3000m-009	W-100.000	MONT F3	PUD	272.6	2774.1	—	99.9	12,457.6	8,748.6	6,338.0	4,706.0
PR-KNW F-3000m-010	W-100.000	MONT F3	PUD	273.0	2779.3	—	100.1	12,457.5	8,714.3	6,289.6	4,653.5
PR-KNW F-3000m-011	W-100.000	MONT F3	PUD	272.8	2776.7	—	100.0	12,456.5	8,677.0	6,237.6	4,597.2
PR-KNW F-3000m-018	W-100.000	MONT F3	PUD	272.8	2776.8	—	100.0	12,450.2	8,363.3	5,807.7	4,141.3
PR-KNW G-2400m-001	W-100.000	MONT G1	PUD	266.9	2184.8	—	78.7	11,668.6	9,302.5	7,602.9	6,335.9
PR-KNW G-2400m-002	W-100.000	MONT G1	PUD	266.9	2184.8	—	78.7	11,668.6	9,302.5	7,602.9	6,335.9
PR-KNW G-2400m-003	W-100.000	MONT G1	PUD	266.9	2184.8	—	78.7	11,646.7	8,191.1	5,940.2	4,415.8
PR-KNW G-2400m-004	W-100.000	MONT G1	PUD	267.1	2186.9	—	78.7	11,644.8	8,121.5	5,842.6	4,310.0
PR-KNW G-2400m-006	W-100.000	MONT G1	PUD	266.9	2184.8	—	78.7	11,637.9	7,796.4	5,398.0	3,838.9
PR-KNW G-2400m-007	W-100.000	MONT G1	PUD	267.4	2189.2	—	78.8	11,636.8	7,763.4	5,353.6	3,792.7
PR-KNW G-2400m-008	W-100.000	MONT G1	PUD	267.4	2189.2	—	78.8	11,636.8	7,763.4	5,353.6	3,792.7
PR-KNW G-2400m-009	W-100.000	MONT G1	PUD	267.2	2187.0	—	78.7	11,635.7	7,730.0	5,309.2	3,746.8
PR-KNW G-2400m-010	W-100.000	MONT G1	PUD	266.9	2184.8	—	78.7	11,635.1	7,699.0	5,268.1	3,704.6
PR-KNW G-2400m-011	W-100.000	MONT G1	PUD	267.2	2187.0	—	78.7	11,633.8	7,666.0	5,224.5	3,659.8
PR-KNW G-3000m-001	W-100.000	MONT G1	PUD	339.9	2778.7	—	100.0	15,662.8	11,696.9	9,028.2	7,145.5
PR-KNW G-3000m-002	W-100.000	MONT G1	PUD	339.7	2776.5	—	100.0	15,661.7	11,647.0	8,953.6	7,059.2
PR-KNW G-3000m-003	W-100.000	MONT G1	PUD	339.7	2776.5	—	100.0	15,660.3	11,554.5	8,816.2	6,901.4
PR-KNW G-3000m-004	W-100.000	MONT G1	PUD	339.7	2776.5	—	100.0	15,656.5	11,317.9	8,468.8	6,506.9
PR-KNW G-3000m-005	W-100.000	MONT G1	PUD	340.1	2780.9	—	100.1	15,655.1	11,180.8	8,270.1	6,284.5
PR-KNW G-3000m-006	W-100.000	MONT G1	PUD	339.9	2778.7	—	100.0	15,654.3	11,133.1	8,201.8	6,208.5
PR-KNW G-3000m-007	W-100.000	MONT G1	PUD	339.7	2776.5	—	100.0	15,653.2	11,085.4	8,133.6	6,133.0
PR-KNW G-3000m-008	W-100.000	MONT G1	PUD	339.5	2774.5	—	99.9	15,654.1	11,047.2	8,079.2	6,073.5
PR-KNW G-3000m-009	W-100.000	MONT G1	PUD	339.3	2772.2	—	99.8	15,652.4	11,000.0	8,012.7	6,000.5
PR-KNW G-3000m-010	W-100.000	MONT G1	PUD	339.1	2770.0	—	99.7	15,651.4	10,956.1	7,950.9	5,933.1
PR-KNW G-3000m-011	W-100.000	MONT G1	PUD	340.3	2783.0	—	100.2	15,650.2	10,910.3	7,886.0	5,862.0
PR-KNW G-3000m-012	W-100.000	MONT G1	PUD	340.1	2780.9	—	100.1	15,650.1	10,867.0	7,825.3	5,796.2
PR-KNW G-3000m-013	W-100.000	MONT G1	PUD	339.9	2778.7	—	100.0	15,649.3	10,820.9	7,761.0	5,726.6
PR-KNW G-3000m-018	W-100.000	MONT G1	PUD	339.5	2774.5	—	99.9	15,645.6	10,516.9	7,342.9	5,280.7
PR-KNW G-3000m-019	W-100.000	MONT G1	PUD	339.3	2772.2	—	99.8	15,643.9	10,472.0	7,282.4	5,217.2
PR-KNW G-3000m-020	W-100.000	MONT G1	PUD	339.1	2770.0	—	99.7	15,642.8	10,430.1	7,226.2	5,158.6
PR-KNW G-3000m-021	W-100.000	MONT G1	PUD	340.3	2783.0	—	100.2	15,641.6	10,386.5	7,167.2	5,096.7
PR-KNW G-3000m-022	W-100.000	MONT G1	PUD	340.1	2780.9	—	100.1	15,641.4	10,345.2	7,112.0	5,039.5
PR-KSO SE-3000m-01	W-35.000	MONT F3,G	PUD	116.9	474.5	—	17.1	3,647.2	2,822.0	2,213.0	1,750.9
PR-KSO SE-3000m-02	W-35.000	MONT F3,G	PUD	116.9	474.5	—	17.1	3,647.2	2,822.0	2,213.0	1,750.9
PR-KSO SE-3000m-03	W-35.000	MONT F3,G	PUD	116.9	474.5	—	17.1	3,647.2	2,822.0	2,213.0	1,750.9
PR-KSO SE-3000m-04	W-35.000	MONT F3,G	PUD	116.9	474.5	—	17.1	3,647.2	2,822.0	2,213.0	1,750.9
PR-KSO SE-3000m-05	W-35.000	MONT F3,G	PUD	117.0	475.0	—	17.1	3,643.9	2,698.2	2,036.4	1,560.0
PR-KSO SE-3000m-06	W-35.000	MONT F3,G	PUD	116.9	474.5	—	17.1	3,643.7	2,687.5	2,020.9	1,542.7
PR-KSO SE-3000m-07	W-35.000	MONT F3,G	PUD	117.1	475.6	—	17.1	3,643.4	2,676.1	2,004.1	1,523.9
PR-KSO SE-3000m-08	W-35.000	MONT F3,G	PUD	117.0	475.0	—	17.1	3,643.4	2,665.5	1,988.9	1,507.0
PR-KSO SE-3000m-09	W-35.000	MONT F3,G	PUD	116.9	474.5	—	17.1	3,643.0	2,654.0	1,972.3	1,488.6
PR-KSO SE-3000m-10	W-35.000	MONT F3,G	PUD	116.8	473.9	—	17.1	3,642.6	2,642.5	1,955.7	1,470.4
PR-KSO SE-3000m-11	W-35.000	MONT F3,G	PUD	116.7	473.3	—	17.0	3,642.2	2,631.9	1,940.7	1,453.9
PR-KSO SE-3000m-12	W-35.000	MONT F3,G	PUD	117.1	475.6	—	17.1	3,641.0	2,598.8	1,893.7	1,402.6
PR-KSO SE-3000m-13	W-35.000	MONT F3,G	PUD	117.1	475.6	—	17.1	3,641.0	2,598.8	1,893.7	1,402.6
PR-KSO SE-3000m-14	W-35.000	MONT F3,G	PUD	117.0	475.0	—	17.1	3,640.7	2,587.5	1,877.7	1,385.2
PR-KSO SE-3000m-15	W-35.000	MONT F3,G	PUD	117.0	475.0	—	17.1	3,640.7	2,587.5	1,877.7	1,385.2
PR-KSO SE-3000m-16	W-35.000	MONT F3,G	PUD	116.9	474.5	—	17.1	3,641.1	2,579.2	1,866.0	1,372.9
PR-KSO SE-3000m-17	W-35.000	MONT F3,G	PUD	116.9	474.5	—	17.1	3,641.1	2,579.2	1,866.0	1,372.9
PR-KSO SE-3000m-18	W-35.000	MONT F3,G	PUD	117.0	475.0	—	17.1	3,640.8	2,568.1	1,850.5	1,356.1
PR-KSO SE-3000m-19	W-35.000	MONT F3,G	PUD	117.1	475.6	—	17.1	3,637.7	2,473.3	1,720.6	1,219.2
PR-KSO SE-3000m-20	W-35.000	MONT F3,G	PUD	117.1	475.6	—	17.1	3,637.7	2,473.3	1,720.6	1,219.2
PR-KSO SE-3000m-21	W-35.000	MONT F3,G	PUD	117.0	475.0	—	17.1	3,637.3	2,462.5	1,706.0	1,204.1
PR-KSO SE-3000m-22	W-35.000	MONT F3,G	PUD	117.0	475.0	—	17.1	3,637.3	2,462.5	1,706.0	1,204.1
PR-KSO SE-3000m-23	W-35.000	MONT F3,G	PUD	116.9	474.5	—	17.1	3,637.6	2,454.5	1,695.4	1,193.3
PR-KSO SE-3000m-24	W-35.000	MONT F3,G	PUD	116.9	474.5	—	17.1	3,637.6	2,454.5	1,695.4	1,193.3
PR-KSO SE-3000m-25	W-35.000	MONT F3,G	PUD	117.0	475.0	—	17.1	3,637.2	2,443.9	1,681.3	1,178.8
PR-KSO-2600m-01	W-100.000	MONT F3,G	PUD	272.4	1976.5	—	71.2	11,089.0	8,616.7	6,826.5	5,495.1
PR-KSO-2600m-02	W-100.000	MONT F3,G	PUD	272.4	1976.5	—	71.2	11,089.0	8,616.7	6,826.5	5,495.1
PR-KSO-2600m-03	W-100.000	MONT F3,G	PUD	272.4	1976.5	—	71.2	11,089.0	8,616.7	6,826.5	5,495.1
PR-KSO-2600m-04	W-100.000	MONT F3,G	PUD	272.4	1976.5	—	71.2	11,089.0	8,616.7	6,826.5	5,495.1
PR-KSO-2600m-05	W-100.000	MONT F3,G	PUD	272.4	1976.5	—	71.2	11,089.0	8,616.7	6,826.5	5,495.1
PR-KSO-2600m-06	W-100.000	MONT F3,G	PUD	272.4	1976.5	—	71.2	11,089.0	8,616.7	6,826.5	5,495.1
PR-KSO-2600m-07	W-100.000	MONT F3,G	PUD	272.6	1978.8	—	71.2	11,062.0	7,459.9	5,162.8	3,652.2
PR-KSO-2600m-08	W-100.000	MONT F3,G	PUD	272.4	1976.5	—	71.2	11,060.6	7,427.5	5,119.7	3,607.8
PR-KSO-2600m-09	W-100.000	MONT F3,G	PUD	272.8	1981.1	—	71.3	11,060.2	7,398.2	5,080.4	3,567.3
PR-KSO-3000m-01	W-100.000	MONT F3,G	PUD	316.3	2310.4	—	83.2	13,297.8	10,816.6	8,975.9	7,565.9
PR-KSO-3000m-02	W-100.000	MONT F3,G	PUD	316.3	2310.4	—	83.2	13,297.8	10,816.6	8,975.9	7,565.9
PR-KSO-3000m-03	W-100.000	MONT F3,G	PUD	316.3	2310.4	—	83.2	13,297.8	10,816.6	8,975.9	7,565.9
PR-KSO-3000m-04	W-100.000	MONT F3,G	PUD	316.5	2312.7	—	83.3	13,290.5	10,339.4	8,222.6	6,654.7
PR-KSO-3000m-05	W-100.000	MONT F3,G	PUD	316.5	2312.7	—	83.3	13,290.5	10,339.4	8,222.6	6,654.7
PR-KSO-3000m-06	W-100.000	MONT F3,G	PUD	316.5	2312.7	—	83.3	13,290.5	10,339.4	8,222.6	6,654.7
PR-KSO-3000m-07	W-100.000	MONT F3,G	PUD	316.5	2312.7	—	83.3	13,290.5	10,339.4	8,222.6	6,654.7
PR-KSO-3000m-08	W-100.000	MONT F3,G	PUD	316.5	2312.7	—	83.3	13,290.5	10,339.4	8,222.6	6,654.7
PR-KSO-3000m-09	W-100.000	MONT F3,G	PUD	316.5	2312.7	—	83.3	13,290.5	10,339.4	8,222.6	6,654.7

22-0154	2022-09-02 3:28:54 PM

Prices: December 2021 SEC Eff. Date: December 31, 2021 Currency: CAD	Hammerhead Resources Inc. Reserves and Net Present Value by Property Constant Prices and Costs as of December 31, 2021 Proved Undeveloped Reserves Total Company	Table 2

				Company WI & RI Reserves				Net Present Value Before Tax (M$)
Area and Property	Company Interest %	Zones	Reserve Class	Oil Mbbl	Gas MMcf	Cond. Mbbl	NGL Mbbl	@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%
PR-KSO-3000m-10	W-100.000	MONT F3,G	PUD	316.7	2314.9	—	83.3	13,282.7	9,883.0	7,532.5	5,853.5
PR-KSO-3000m-11	W-100.000	MONT F3,G	PUD	316.5	2312.6	—	83.3	13,281.7	9,840.7	7,470.1	5,782.7
PR-KSO-3000m-12	W-100.000	MONT F3,G	PUD	316.3	2310.4	—	83.2	13,281.2	9,801.4	7,412.5	5,717.6
PR-KSO-3000m-13	W-100.000	MONT F3,G	PUD	316.1	2308.1	—	83.1	13,279.9	9,759.2	7,350.9	5,648.2

Subtotal 3.0 PUD				24,460.0	192,287.3	—	6,922.3	1,030,932.4	740,997.9	549,860.7	418,546.0

Subtotal Karr				24,460.0	192,287.3	—	6,922.3	1,030,932.4	740,997.9	549,860.7	418,546.0

Subtotal Reserves				35,184.7	359,254.3	—	13,133.5	1,582,524.7	1,129,171.2	828,881.6	621,515.5

Total				35,184.7	359,254.3	—	13,133.5	1,582,524.7	1,129,171.2	828,881.6	621,515.5

22-0154	2022-09-02 3:28:54 PM